Exhibit 10.16

Loan and Security Agreement

Borrower:	ShotSpotter, Inc., a Delaware corporation
Address:	7979 Gateway Blvd., Suite 210
Newark, CA 93460

Date:	September 25, 2015

This Loan and Security Agreement is entered into on the above date (the “Closing Date”) between ORIX Ventures, LLC, a Delaware limited liability company (“Lender”), with an address at 485 Lexington Avenue, 27th Floor, New York, NY 10117 and the borrower named above (“Borrower”).  The Schedule to this Loan and Security Agreement being signed concurrently (the “Schedule”) is an integral part of this Agreement.  Definitions of certain terms used in this Agreement are set forth in Section 8 below.

1.              LOANS.

1.1            Loans.  Subject to the terms and conditions in this Agreement, Lender shall make loans to Borrower (collectively, the “Loan”) consisting of Term Loans in the amounts shown on the Schedule.

1.2            Conditions.  The making of the initial disbursement of the Loan is subject to the completion of the following conditions precedent in a manner satisfactory to Lender: (i) all filings have been completed that are necessary or advisable to perfect the security interest of Lender in the Collateral, including without limitation UCC filings and intellectual property filings, (ii) the Loan Documents and all other documents relating to this Agreement have been executed and delivered, (iii) Lender has confirmed that there has been no Material Adverse Change since the June 30, 2015 financial statements provided to Lender prior to the date hereof, (iv) UCC and other searches deemed necessary by Lender have been completed, (v) payoff letters, with sufficient evidence of release of liens, in respect of existing indebtedness not permitted by the terms of this Agreement shall have been delivered, (vi) no Default or Event of Default has occurred and is continuing, and (vii) all other matters relating to the Loan requested by Lender. The making of each additional disbursement of the Loan is subject to the satisfaction of the following conditions precedent on the relevant disbursement date: (i) the representations and warranties made by Borrower contained in this Agreement and the other Loan Documents shall be true and correct on and as of such date, with the same effect as if made on and as of such date (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such other date), and (ii) no Default or Event of Default shall exist or shall result from the requested disbursement. Each request by Borrower for a disbursement of any portion of the Loan shall constitute a representation and warranty by Borrower hereunder, as of the date of each such disbursement, that the conditions in Section 1.2 are satisfied both before and after giving effect to such disbursement.  Notwithstanding anything to the contrary in this Section 1.2 or otherwise in this Agreement, perfection of security interests in Borrower’s assets outside of the United States shall not be required; provided that the aggregate book value of such assets shall not exceed $250,000 at any time.

1.3            Interest.  The Loan and all other monetary Obligations shall bear interest at the rate shown on the Schedule, except where expressly set forth to the contrary in this Agreement.  Borrower shall pay accrued interest on the Loan in arrears on the first day of each month and at maturity.  Any interest on the Loan that is not paid when due shall bear interest at the same rate as the principal thereof.  The sending of a bill for interest in advance by Lender shall not affect Lender’s right to make adjustments to the same based on changes in the Base Rate as provided in this Agreement.

1.4            Fees.  Borrower shall pay Lender the fees shown on the Schedule on the date(s) set forth therein, which are in addition to all interest and other sums payable to Lender and are not refundable.

1.5            Principal.  Borrower shall pay Lender the principal amounts of the Loan as shown on the Schedule in the amounts and on the date(s) set forth therein.

2.              SECURITY INTEREST.

2.1            Security Interest.  To secure the payment and performance of all of the Obligations when due, Borrower hereby grants to Lender a security interest in all right, title and interest of Borrower in all assets of Borrower, whether now owned or hereafter arising or acquired and wherever located, including, without limitation, all of the following, now owned or hereafter acquired by Borrower (collectively, the “Collateral”):  all Accounts; all Inventory; all Equipment; all General Intangibles (including without limitation all Intellectual Property); all Deposit Accounts); all Investment Property; all Other Property; and any and all claims, rights and interests in any of the above, and all guaranties and security for any of the above, and all substitutions and replacements for, additions, accessions, attachments, accessories, and improvements to, and proceeds (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties) of, any and all of the above, and all of Borrower’s books relating to any of the above, including without limitation the assets identified in the Representations.  Borrower shall concurrently deliver to Lender all certificates evidencing stock, membership interests, and other ownership interests included in the Collateral, together with stock powers or other instruments of transfer executed in blank, in form and substance satisfactory to Lender.

3.              REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE BORROWER.

In order to induce Lender to enter into this Agreement and to make the Loan, Borrower represents and warrants to Lender as follows, and Borrower covenants that the following representations will continue to be true (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such other date), and that Borrower will at all times comply with all of the following covenants:

3.1            Organizational Existence and Authority.  Borrower and its Subsidiaries are and will continue to be, duly organized, validly existing and in good standing under the laws of their state of organization (as shown in the heading to this Agreement for Borrower).  Borrower and its Subsidiaries are and will continue to be qualified and licensed to do business in all jurisdictions in which any failure to do so would result in a Material Adverse Change.  The execution, delivery and performance by Borrower of this Agreement, and all other documents contemplated hereby (i) have been duly and validly authorized, (ii) are not subject to any consents that have not been obtained, (iii) are enforceable against Borrower in accordance with their terms (except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors’ rights generally), (iv) do not violate Borrower’s articles or certificate of incorporation, by-laws, operating agreement, or other organization documents (as applicable), or any law or any material agreement or instrument that is binding upon Borrower or its property, and (v) do not constitute grounds for acceleration of any indebtedness or obligation under any agreement or instrument that is binding upon Borrower or its property.

3.2            Name; Trade Names and Styles.  As of the date hereof, the full correct name of Borrower and its state of incorporation or organization (as applicable) are set forth in the heading to this Agreement.  Listed in the Representations are all prior names of Borrower and all of Borrower’s present and prior trade names.  Borrower shall give Lender thirty (30) days’ prior written notice before it or any of its Subsidiaries changes its name or does business under any other name.  Borrower and its Subsidiaries have complied, and will in the future comply, with all laws relating to the conduct of business under a fictitious business name.

3.3            Place of Business; Location of Collateral.  The address set forth in the heading to this Agreement (“Borrower’s Address”) is Borrower’s chief executive office.  In addition, Borrower and its Subsidiaries have places of business, and Collateral is located, only at the locations set forth in the Representations.  Borrower will give Lender at least fifteen (15) days’ prior written notice before it or any of its Subsidiaries opens any additional place of business, changes its chief executive office, or moves any of its assets with a gross value in excess of $10,000 to a location other than Borrower’s Address or one of the locations set forth in the Representations, provided, that in no circumstances shall notice be required with respect to the transfer of Collateral to and from Borrower’s gunshot location system installations done in the ordinary course of business.

3.4            Title to Collateral.  Borrower is now and will at all times in the future be the sole owner of all the Collateral, except for specific items of Equipment that are leased by Borrower and Intellectual Property which is licensed to it on a non-exclusive basis in the ordinary course of business.  The Collateral is now and will remain free and clear of any and all liens, charges, security interests, encumbrances, and adverse claims, except for the security interest(s) in favor of Lender and Permitted Liens.  Lender has now and will continue to have a first-priority perfected and enforceable security interest in all of the Collateral, subject only to Permitted Liens, and Borrower will at all times defend Lender and the Collateral against all claims of others.  None of the Collateral is now or will be affixed to any real property in such a manner, or with such intent, as to become a fixture.

Borrower will keep in full force and effect and will comply in all material respects with all the terms of any lease of real property where any of the Collateral now or in the future may be located, provided that Borrower shall be entitled to move locations and terminate any lease of real property to the extent Borrower has complied with Section 3.3 hereof.

3.5            Maintenance of Collateral.  Borrower and its Subsidiaries will maintain the Collateral in good working condition, ordinary wear and tear excepted, and will not use the Collateral for any unlawful purpose.  Borrower will immediately advise Lender in writing of any material loss or damage to the Collateral.

3.6            Books and Records.  Borrower has maintained and will maintain at Borrower’s Address complete and accurate books and records, and an accounting system in accordance with GAAP.

3.7            Financial Condition, Statements, and Reports.  All financial statements now or in the future delivered to Lender have been, and will be, prepared in conformity with GAAP (except with respect to unaudited financial statements, subject to normal year-end adjustments and for the absence of footnotes) and now and in the future will completely and fairly reflect the financial condition and results of operations of Borrower, at the times and for the periods therein stated.  Between the last date covered by any such statement provided to Lender and the date hereof, there has been no Material Adverse Change.  Borrower and its Subsidiaries are now and will continue to be Solvent.

3.8            Tax Returns and Payments; Pension Contributions.  Borrower and its Subsidiaries have timely filed, and will timely file, all tax returns and reports required by applicable law, and Borrower and its Subsidiaries have timely paid, and will timely pay, all applicable taxes, assessments, deposits and contributions now or in the future owed by Borrower; provided that Borrower need not pay taxes that are being disputed in good faith, by appropriate proceedings diligently pursued, for which Borrower holds adequate reserves in accordance with GAAP and with respect to which there is no lien on any Collateral.

3.9            Compliance with Law.  Borrower and its Subsidiaries have complied, and will comply, in all material respects, with all provisions of all applicable laws and regulations, including, but not limited to, those relating to their ownership of real or personal property, the conduct and licensing or franchising of their business, compensation and benefits payable or provided to their employees, and all environmental matters.  All proceeds of all Loans shall be used solely for lawful business purposes.

3.10     Litigation.  Except as disclosed to Lender in writing, to Borrower’s knowledge, there is no claim, suit, litigation, proceeding, or investigation pending or threatened against or affecting Borrower or any of its Subsidiaries involving more than $25,000.  Upon its knowledge thereof, Borrower will promptly inform Lender in writing of any claim, proceeding, litigation or investigation in the future threatened or instituted by or against Borrower or any of its Subsidiaries involving any claim of $25,000 or more.

3.11     Intellectual Property.  Neither Borrower nor any of its Subsidiaries are the licensee of any Intellectual Property other than licenses of software that are not exclusive and are generally available on commercially reasonable terms, and Intellectual Property disclosed to Lender for which Borrower has exclusive use in the public safety and security markets.  Borrower will not, and will not permit any of its Subsidiaries to, enter into any material Intellectual Property license as licensee that prohibits Borrower or such Subsidiary from granting Lender a security interest in the same, unless the license is not exclusive and generally available on commercially reasonable terms.

3.12     Commercial Tort Claims.  In the event that Borrower or any of its Subsidiaries shall at any time after the date hereof have any commercial tort claims against others that it is asserting or intends to assert, and in which the potential recovery exceeds $100,000, Borrower shall promptly notify Lender thereof in writing and provide Lender with such information regarding the same as Lender shall request.  Such notification to Lender shall constitute a grant of a security interest in the commercial tort claim and all proceeds thereof to Lender, and Borrower shall execute and deliver or cause to be executed and delivered all such documents and take all such actions as Lender shall request in connection therewith.

3.13     Subsidiaries.  Borrower represents and warrants that on the date hereof it has no Subsidiaries that are not Borrowers hereunder.

4.              ADDITIONAL DUTIES OF BORROWER.

4.1            Insurance.  Borrower shall, at all times, insure all of the tangible Collateral and carry and cause its Subsidiaries to carry such other business insurance, with insurers reasonably acceptable to Lender, in such form, amounts, types and kinds as are customarily carried by Persons engaged in the same or similar lines of business, and such other amounts as Lender may reasonably require, and Borrower shall provide evidence of such insurance to Lender, so that Lender is satisfied that such insurance is, at all times, in full force and effect.  All such insurance policies shall name Lender as an additional loss payee, and shall contain a lender’s loss payee endorsement in form reasonably acceptable to Lender.  Upon receipt of the proceeds of any such insurance, Lender shall apply such proceeds in reduction of the Obligations as Lender shall determine in its sole discretion (provided that upon any application by Lender of such proceeds to reduce the Obligations, no prepayment penalty or prepayment premium otherwise payable under this Agreement shall be payable with respect to such proceeds), except that, provided no Default or Event of Default has occurred and is continuing, Lender shall release to Borrower insurance proceeds with respect to Equipment totaling less than $100,000, which shall be utilized by Borrower for the replacement of the Equipment with respect to which the insurance proceeds were paid.  Lender may require reasonable assurance that the insurance proceeds so released will be so used.  If Borrower fails to provide or pay for any insurance, Lender may, but is not obligated to, obtain the same at Borrower’s expense.  Borrower shall promptly deliver to Lender copies of all reports made to insurance companies.

4.2            Reports.  Borrower shall provide Lender with written reports as set forth in the Schedule, and such other written reports with respect to Borrower (including budgets, sales projections, operating plans and other financial documentation), as Lender shall from time to time reasonably specify.

4.3            Access to Collateral, Books, and Records.  At reasonable times, and on three (3) Business Days’ notice (except if a Default or Event of Default has occurred and is continuing or if Lender in its Good Faith Business Judgment believes or suspects that Borrower has engaged in defalcation, intentional misrepresentation, or fraud, in which case Lender may do the following at any time and without any notice), Lender and its agents, advisors, and representatives shall have the right to (i) inspect the Collateral, (ii) examine, audit, and copy Borrower’s corporate, financial, and operating books and records, (iii) enter any of Borrower’s properties and evaluate Borrower’s assets and operations, and (iv) meet with and discuss Borrower’s financial and operational performance and future prospects with Borrower’s officers, directors, and independent accountants. All of the foregoing shall be at Borrower’s expense, including but not limited to all fees and expenses associated with Lender’s attorneys, auditors, consultants, appraisers, and other experts, plus all other reasonable out-of-pocket costs and expenses, provided that Borrower shall not be required to reimburse Lender for the cost of more than one such audit in any six-month period, except that such limitation shall not apply if any Default or Event of Default has occurred and is continuing, or if Lender has a good faith belief that a Default or Event of Default has occurred and is continuing.   In addition, following an Event of Default, at

Lender’s option Borrower shall pay, with respect to any Lender employee required therefore, $950 per person per day (or such other amount as shall represent Lender’s then current standard charge for the same), provided that for the avoidance of doubt, that such amount shall not be construed as a limitation on the fees or expenses chargeable by Lender’s attorneys, auditors, consultants, appraisers, and other experts.

4.4            Remittance of Proceeds.  All proceeds arising from the sale or other disposition of any Collateral (other than (i) proceeds of the sale of Inventory in the ordinary course of business or the non-exclusive licensing of Intellectual Property in the ordinary course of business, and (ii) proceeds of dispositions of obsolete or unneeded Equipment or other property in the ordinary course of business in an amount not in excess of $50,000 in any fiscal year) shall be delivered, in kind, by Borrower to Lender in the original form in which received by Borrower not later than the following Business Day after receipt by Borrower, to be applied to the Obligations in such order as Lender shall determine. Nothing in this Section limits the restrictions on disposition of Collateral set forth elsewhere in this Agreement.

4.5            Negative Covenants.  Borrower shall not do any of the following or permit any Subsidiary to do any of the following:

(i)                  merge or consolidate with another corporation or entity, except that Borrower may merge into any domestic Borrower;

(ii)               acquire any assets, except in the ordinary course of business;

(iii)            enter into any other transaction outside the ordinary course of business, except for sales of Borrower’s equity securities and Subordinated Debt to Borrower’s investors, Subordinated Debt holders, venture capital investors or strategic investors (in each case, on terms and from investors (and/or Subordinated Debt holders) reasonably acceptable to Lender), or in a public offering; in all cases, subject to Section 6.1(l);

(iv)           sell or transfer any assets other than sales of Inventory in the ordinary course of business (except that, provided no Default or Event of Default has occurred and is continuing, Borrower may do the following in good faith arm’s-length transactions, in the ordinary course of business: (A) enter into non-exclusive licenses with respect to its Intellectual Property; (B) trade-in or dispose of obsolete or unneeded Equipment; and (C) transfers constituting Permitted Liens and Permitted Investments);

(v)              store any Inventory or other Collateral with any warehouseman or other third party unless there is in place an agreement by such warehouseman or other third party in favor of Lender waiving any liens or other rights on such Inventory or other Collateral, providing Lender reasonable access to such Inventory or other Collateral, and containing such other provisions as Lender shall specify in its Good Faith Business Judgment, provided that such an agreement shall not be required with respect to any location where the aggregate gross value of assets is not in excess of $100,000 or with respect to any of Borrower’s gunshot location system installations done in the ordinary course of business;

(vi)           make any loans of any money or other assets to, or purchase the stock or other securities of, or make any other investment in, any other Person, except that Borrower may make loans to, or purchase the stock or other securities of, or make any other investment in any other domestic Borrower, and may make Permitted Investments;

(vii)        guarantee or otherwise become liable with respect to the obligations of another Person;

(viii)     pay or declare any dividends or make any distributions with respect to the equity interests of Borrower (other than dividends and distributions payable solely in equity interests in Borrower), except that Borrower may pay dividends to any other domestic Borrower;

(ix)           redeem, retire, purchase, or otherwise acquire, directly or indirectly, any of Borrower’s stock or any equity interest in Borrower, except for repurchases of stock of investors to the extent such repurchases do not exceed $100,000 in the aggregate in any fiscal year of Borrower;

(x)              subject to sales of Borrower’s equity permitted under clause (iii) above, make any change in Borrower’s capital structure;

(xi)           incur or permit to be outstanding any Indebtedness other than Permitted Indebtedness, or create, incur, assume, or permit to exist any liens, charges, security interests, encumbrances, or adverse claims on any of its properties, assets, or rights, except for the security interest(s) in favor of Lender and Permitted Liens;

(xii)        create a Subsidiary of Borrower or permit a Subsidiary of Borrower to be created, unless:  (A) such Subsidiary executes and delivers to Lender a continuing guaranty with respect to the Obligations and a Security Agreement granting Lender a first-priority security interest in all of such Subsidiary’s assets (subject only to Permitted Liens), or such Subsidiary becomes a co-borrower hereunder, as selected by Lender; (B) the stock or other equity interests of such Subsidiary are pledged to Lender as security for the Obligations, in each case pursuant to documentation in such form as Lender shall reasonably specify; and (C) the Borrower and such

Subsidiary execute and deliver to Lender such other amendments to this Agreement and other agreements as Lender may require;

(xiii)     make or permit any material change in the nature of its business or commence any new type of business materially different from its business at the date of this Agreement;

(xiv)    enter into or permit to exist any transaction with any of its Affiliates except: (a) as expressly permitted by this Agreement (including, without limitation, sales of Borrower’s equity securities and incurrence of Subordinated Debt pursuant to clause (iii) above), (b) transactions, in the ordinary course of business and pursuant to the reasonable requirements of the business of Borrower or such Subsidiary, that are (i) on fair and reasonable terms no less favorable to Borrower or such Subsidiary than would be obtained in a comparable arm’s-length transaction with a Person not an Affiliate of Borrower or such Subsidiary and (ii)  disclosed in writing to Lender, and (c) transactions among domestic Borrowers;

(xv)       maintain or establish any bank accounts or other Deposit Accounts, other than the SVB Accounts, that are not subject to an account control agreement in favor of Lender in form and substance satisfactory to Lender;

(xvi)    forgive (completely or partially), compromise, or settle any Account for less than payment in full, except that Borrower may do so, in a commercially reasonable manner in the ordinary course of business, in good faith arm’s-length transactions;

(xvii) subject to Permitted Liens and standard terms of over-the-counter, non-exclusive licenses and similar third party agreements, enter into or permit to exist any agreement or contractual obligation that prohibits or restricts the existence of any liens, charges, security interests, encumbrances, or adverse claims in favor of Lender;

(xviii)                 reincorporate or reorganize in another state;

(xix)    dissolve or elect to dissolve; or

(xx)       agree to do any of the foregoing, unless Borrower has obtained Lender’s prior written consent thereto.

4.6            Litigation Cooperation.  Should any third-party suit or proceeding be instituted by or against Lender with respect to any Collateral or in any manner relating to Borrower or any of its Subsidiaries, Borrower shall, without expense to Lender, make available Borrower, its Subsidiaries and their respective officers, employees and agents, and Borrower’s and each Subsidiaries’ books and records, without charge, to the extent that Lender may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.

4.7            Notification of Changes.  Borrower will promptly notify Lender in writing of any (i) change in its executive officers or directors, (ii) development or acquisition by Borrower or any Subsidiary of any new Intellectual Property or any Subsidiary, (iii) Material Adverse Change, and (iv) Default or Event of Default.

4.8            Financial Covenants.  Borrower shall comply with all of the Financial Covenants and all other covenants and provisions set forth in the Schedule.

4.9            Landlord Agreements.  Subject to Sections 3.3 and 4.5(v), Borrower shall, from time to time, upon Lender’s request, obtain written waivers and agreements from Borrower’s landlords, on such form and containing such provisions as Lender shall specify; provided that (x) with respect to Borrower’s leased location in effect as of the Closing Date, Borrower shall deliver to Lender the landlord consent (or similar), in form and content reasonably acceptable to Lender, within 5 Business Days after the Closing Date; and (y) with respect to leases entered into after the Closing Date, except with respect to Borrower’s headquarters or locations where the value of assets exceeds $250,000, Borrower shall use commercially reasonable efforts to obtain such waivers and agreements.

4.10     Board Observation Rights.  Borrower shall notify Lender in writing at least 10 Business Days in advance of the time and place of any regularly scheduled meeting, or as soon as reasonably possible of any unscheduled meeting, of the Board of Directors or any similar governing body of Borrower or any Subsidiary (including without limitation telephone, conference call, and video meetings), and Lender shall have the right to have a representative attend all meetings of the Board of Directors of any similar governing body of Borrower or any Subsidiary (including without limitation telephone, conference call, and video meetings), in a nonvoting-observer capacity; provided, however, that such representative shall agree to hold in confidence and trust all information so provided; and provided further, that the Borrower reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could reasonably be expected to adversely affect the attorney-client privilege between the Borrower and its counsel or result in disclosure of trade secrets or a conflict of interest, or if such representative is a competitor of the Borrower. Borrower shall give Lender copies of all notices, minutes, consents and other materials Borrower or any Subsidiary provides to its directors in connection with said meetings, at the same time such materials are provided to such directors; provided, however, that such representative shall agree to hold in confidence and trust all information so provided; and provided further, that the Borrower reserves the right to withhold any information if access to such information could reasonably be expected to adversely affect the attorney-client privilege between the Borrower and its counsel or result in disclosure of trade secrets or a conflict of interest, or if such representative is a competitor of the Borrower.  Any information provided to Lender shall be subject to the confidentiality provisions of Section 8.3 of this Agreement.

4.11     Further Assurances.  Borrower agrees, at its expense, on request by Lender, to execute all documents and take all actions, and to cause each of its Subsidiaries to execute all documents and take all actions, as Lender may deem reasonably necessary or useful in order for Lender to obtain, perfect, and maintain a perfected security interest in the Collateral, and in order to fully consummate the transactions contemplated by this Agreement.

4.12     Indemnity.  Borrower hereby agrees to indemnify the Lender and its affiliates, subsidiaries, parent, directors, officers, employees, agents, and attorneys (collectively, the “Indemnitees”) against, and to hold them harmless from and against, any and all claims, debts, liabilities, demands, obligations, actions, causes of action, penalties, costs, and expenses (including consultants’, experts’, and attorneys’ fees and expenses (including attorneys’ fees and expenses incurred by Indemnitees as a result of any suit or other action brought by Borrower or its affiliates)) of every nature, character and description that any Indemnitee may sustain or incur based upon or arising out of any of the Obligations, the Loan Documents, any relationship or agreement between Lender and Borrower or any Affiliate, or any other matter, cause or thing whatsoever occurred, done, omitted, or suffered to be done by any Indemnitee relating to Borrower, its Affiliates, or the Obligations, in all cases whether or not caused by or arising as a result of the applicable Indemnitee’s negligence; provided that the indemnity hereunder to an Indemnitee shall not extend to damages proximately caused by such Indemnitee’s own gross negligence or willful misconduct as determined by a final non-appealable judgment from a court of competent jurisdiction as set forth hereunder.  Notwithstanding any provision in this Agreement to the contrary, the indemnity agreement set forth in this Section shall survive any termination of this Agreement and shall for all purposes continue in full force and effect.

5.              TERM.

5.1            Maturity Date.  On the maturity date set forth in the Schedule (the “Maturity Date”) or any earlier occurrence of any Event of Default pursuant to which Lender has accelerated the Obligations pursuant to Section 7.2 of this Agreement, Borrower shall pay and perform in full all Loans then outstanding and all other Obligations, whether or not all or any part of such Obligations are otherwise then due and payable, and thereafter no further Loans will be made.

5.2            Prepayment of Term Loan.  Borrower shall have the option of prepaying principal amounts of the Term Loan prior to the Maturity Date, in whole or in part, provided that Borrower concurrently pays Lender (i) all accrued and unpaid interest on the principal so prepaid and (ii) the prepayment fees set forth on the Schedule.  Prepayments of the Term Loan shall be applied to the principal installments due on the Term Loan in the inverse order of their maturity.

5.3            Termination Statements.  Upon payment and performance in full of all the Obligations (other than inchoate indemnity obligations) and the termination of Lender’s obligations to make disbursements of the Loan, Lender shall cooperate in promptly executing and returning to Borrower such UCC termination statements and such other documents as may be reasonably provided and requested by Borrower as required to terminate Lender’s security interests in the Collateral.

6.              EVENTS OF DEFAULT AND REMEDIES.

6.1            Events of Default.  The occurrence of any of the following events shall constitute an “Event of Default” under this Agreement:

(a)              Any warranty, representation, statement, report or certificate made or delivered to Lender by Borrower or any of its Subsidiaries or any of their respective officers, employees, or agents, now or in the future, shall be untrue or misleading in a material respect when made or deemed to be made (it being recognized by Lender that any projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results);

(b)              Borrower shall fail to pay (i) any principal payment on any Loan on the date due or (ii) any interest payment on any Loan within three Business Days after the date due;

(c)               Borrower shall fail to pay any other monetary Obligation, within three Business Days after the date due;

(d)              Borrower shall fail to comply with any provision under Sections 4.1, 4.2, 4.3, 4.5, 4.7, 4.8, or 4.10 hereof;

(e)               Except as otherwise provided in Section 6.1(d), Borrower shall fail to perform any non-monetary Obligation within five Business Days after the date due;

(f)                any levy, assessment, attachment, seizure, lien or encumbrance (other than a Permitted Lien) is made on all or any part of the Collateral or any asset of Borrower or any Subsidiary, having a value, individually or in the aggregate, of more than $50,000, that is not cured, discharged or stayed (whether through posting of a bond or otherwise) within ten (10) days after the occurrence of the same;

(g)               Borrower or any Subsidiary breaches any material contract or obligation that has caused or could reasonably be expected to cause a Material Adverse Change;

(h)              a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of $50,000 or more shall be rendered against Borrower or any Subsidiary and shall remain unsatisfied and unstayed for a period of ten (10) after the entry thereof;

(i)                  dissolution, termination of existence, insolvency, or temporary or permanent suspension of business of Borrower or any Subsidiary; or appointment of a receiver, trustee, liquidator, conservator, or custodian for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any Insolvency Proceeding by or against, Borrower or any Subsidiary;

(j)                 revocation or termination of, or limitation or denial of liability upon, or default under, any guaranty of the Obligations or any attempt to do any of the foregoing, or commencement of any Insolvency Proceeding by or against any such guarantor;

(k)              revocation or termination of, or limitation or denial of liability upon, or default under, any pledge of any certificate of deposit, securities, money or other property or asset pledged by any third party to secure any or all of the Obligations, or any attempt to do any of the foregoing, or commencement of any Insolvency Proceeding by or against any such third party;

(l)                  a Change in Control shall occur;

(m)          Borrower or any Subsidiary shall generally not pay its debts as they become due, or Borrower or any Subsidiary shall conceal, remove, or transfer any part of its property with intent to hinder, delay, or defraud its creditors, or make or suffer any transfer of any of its property in any way that may be fraudulent under any bankruptcy, fraudulent conveyance, or similar law;

(n)              a Material Adverse Change shall occur;

(o)              Borrower makes any payment on account of any indebtedness or obligation that has been subordinated to the Obligations other than as permitted in the applicable subordination agreement, or if any Person who has subordinated such indebtedness or obligations terminates or in any way limits, attempts to limit, or repudiates any of its or his obligations to Lender with respect to such subordination;

(p)              an event of default shall occur and be continuing under any other Loan Document (after giving effect to, but without duplication of, grace periods under such other Loan Document applicable thereto);

(q)              any default or event of default shall occur under any document, instrument or agreement relating to any Permitted Lien securing an amount in excess of $50,000, that is not cured within any applicable cure period, if such default or event of default results in the right by the counterparty to such document, instrument or agreement to accelerate the maturity of the Indebtedness underlying such Lien, whether or not exercised; or

(r)                 any default or event of default shall occur under any document, instrument, or agreement relating to any Indebtedness in an amount in excess of $100,000, that is not cured within any applicable cure period, if such default or event of default results in the right by the counterparty to such document, instrument or agreement to accelerate the maturity of such Indebtedness, whether or not exercised .

6.2            Remedies.  Upon the occurrence and during the continuance of any Event of Default, Lender, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by Borrower), may do any one or more of the following: (a) cease making Loans or otherwise extending credit to Borrower under this Agreement or any other document or agreement, and declare all or any portion of Lender’s commitment to make any Loan hereunder to be terminated; (b) accelerate and declare all or any part of the Obligations to be immediately due, payable, and performable; (c) accelerate or extend the time of payment of, compromise, issue credits on, or bring suit on the Accounts and other Collateral (in the name of Borrower or Lender), settle or adjust disputes or claims directly with Account Debtors for amounts and upon terms which it considers advisable, and notify Account Debtors on the Accounts and other Collateral that the Accounts and Collateral have been assigned to Lender, and that payments in respect thereof shall be made directly to Lender, and otherwise administer and collect the Accounts and other Collateral; (d) collect, receive, dispose of and realize upon any Investment Property, including withdrawal of any and all funds from any securities accounts; (e) take possession of any or all of the Collateral wherever it may be found, and for that purpose Borrower hereby authorizes Lender without judicial process to enter onto any of Borrower’s premises without interference to search for, take possession of, keep, store, or remove any of the Collateral, and remain on the premises or cause a custodian to remain on the premises in exclusive control thereof, without charge for so long as Lender deems it reasonably necessary in order to complete the enforcement of its rights under this Agreement or any other agreement; provided, however, that should Lender seek to take possession of any of the Collateral by court process, Borrower hereby irrevocably waives: (i) any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession; (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (iii) any requirement that Lender retain possession of, and not dispose of, any such Collateral until after trial or final judgment; (f) require Borrower to assemble any or all of the Collateral and make it available to Lender at places designated by Lender which are reasonably convenient to Lender and Borrower, and to remove the Collateral to such locations as Lender may deem advisable; (g) complete the processing, manufacturing or repair of any Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, Lender shall have the right to use Borrower’s premises, vehicles, equipment and all other property without charge; (h) sell, lease or otherwise dispose of any of the Collateral, in its condition at the time Lender obtains possession of it or after further manufacturing, processing or repair, at one or more public and/or private sales, in lots or in bulk, for cash, exchange or other property, or on credit, and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale; or (i) undertake to, or engage consultants and other experts to, analyze, evaluate and report upon Borrower, its business plans, forecasts, viability, valuation, and any planned measures to address any Event of Default hereunder. Notwithstanding anything to the contrary contained herein, in the case of an Event of Default under Section 6.1(i), all Obligations shall automatically become due and payable without further action by Lender.  Lender shall have the right to conduct dispositions under subsection (h) above on Borrower’s premises without charge to Lender, for such periods and at such time or times as Lender deems reasonable, or on Lender’s premises or elsewhere, and the Collateral need not be located at the place of disposition.  Lender may directly or through any affiliated company purchase or lease any Collateral at any such public disposition, and if permissible under applicable law, at any private disposition.  Any sale or other disposition of Collateral shall not relieve Borrower of any liability Borrower may have if any Collateral is defective as to title or physical condition or otherwise at the time of sale.  All reasonable fees, expenses, costs, liabilities and obligations, including but not limited to reasonable attorneys’ fees, incurred by Lender with respect to the foregoing shall be added to and become part of the Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.  Without limiting any of Lender’s rights and remedies, from and after the occurrence and during the continuance of any Event of Default, the interest rate applicable to the Obligations shall, at Lender’s election at any time, be increased by an additional five percent (5%) per annum as of the date of the occurrence of such Event of Default. In addition, if any payment of principal or accrued interest is not made within ten (10) days after the date due, or if any payment of any other Obligations is not made within thirty (30) days after written request therefor, Borrower shall pay Lender a late payment fee equal to five percent (5%) of the amount of such late payment.  Nothing herein shall be construed as Lender’s consent to Borrower’s failure to pay any amounts when due, and Lender’s acceptance of any such late payments shall not restrict Lender’s exercise of any remedies arising out of any such failure.

6.3            Standards for Determining Commercial Reasonableness.  Borrower and Lender agree that a sale or other disposition (collectively, “sale”) of any Collateral which complies with the following standards will be conclusively deemed to be commercially reasonable:  (i) notice of the sale is given to Borrower at least seven (7) days prior to the sale, and, in the case of a public sale, notice of the sale is published at least seven (7) days before the sale in a newspaper of general circulation in the county where the sale is to be conducted; (ii) notice of the sale describes the collateral in general, non-specific terms; (iii) the sale is conducted at a place designated by Lender, with or without the Collateral being present; (iv) the sale commences at any time between 8:00 a.m. and 6:00 p.m.;  and (v) with respect to any sale of any of the Collateral, Lender may (but is not obligated to) direct any prospective purchaser to ascertain directly from Borrower any and all information concerning the same.  Lender shall be free to employ other methods of noticing and selling the Collateral, in its discretion, if they are commercially reasonable.

6.4            Investment Property.  If an Event of Default has occurred and is continuing, Borrower shall hold in trust for Lender, and Lender shall have the right to receive, all payments on, proceeds of, and distributions with respect to, Investment Property, and Borrower shall deliver all such payments, proceeds and distributions to Lender, immediately upon demand, in their original form, duly endorsed (if necessary), to be applied to the Obligations in such order as Lender shall determine.

Borrower recognizes that Lender may be unable to make a public sale of any or all of the Investment Property, by reason of prohibitions contained in applicable securities laws or otherwise, and expressly agrees that a private sale to a restricted group of purchasers for investment and not with a view to any distribution thereof shall be considered a commercially reasonable sale thereof.  If an Event of Default shall occur and be continuing, Lender shall have the right to (i) transfer and register any or all of the Investment Property in the name of Lender or its nominee, it being acknowledged by each Borrower (in its capacity as Borrower and, if Borrower is an issuer of any Investment Property, as the issuer) that such transfer and registration may be effected by Lender through the power of attorney granted pursuant to this Agreement, (ii) exercise, or permit its nominee to exercise, all voting and other rights pertaining to such Investment Property as a holder of such Investment Property, with full power of substitution to do so, including giving or withholding written consents of stockholders, partners or members, calling special meetings of stockholders, partners or members and voting at such meetings) and otherwise act with respect to the Investment Property as if Lender were the outright owner thereof and (iii) exercise, or permit its nominee to exercise, any and all rights of conversion, exchange, and subscription and any other rights, privileges or options pertaining to such Investment Property (including the right to exchange any and all of the Investment Property in connection with any merger, consolidation, reorganization, recapitalization or other fundamental change, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer Lender, registrar or other designated agency upon such terms and conditions as Lender may determine).

6.5            Power of Attorney.  Borrower grants to Lender an irrevocable power of attorney coupled with an interest, authorizing and permitting Lender (acting through any of its employees, attorneys, or agents) at any time, at its option, but without obligation, with or without notice to Borrower, and at Borrower’s expense, to do any or all of the following, in Borrower’s name or otherwise:  (a) execute on behalf of Borrower any documents that Lender may, in its Good Faith Business Judgment, deem advisable in order to obtain, perfect, and maintain a first priority security interest in the Collateral, or in order to exercise a right of Borrower or Lender, or in order to fully consummate all the transactions contemplated under this Agreement, or under any and all other present and future agreements, to execute and deliver to any securities intermediary or other Person any entitlement order, account control agreement, or other notice, document, or instrument with respect to any Investment Property constituting Collateral, to make any payment or take any action necessary or desirable to protect or preserve any

Collateral and any existing or future security interest of Lender therein or the priority thereof, or in order to fully consummate all the transactions contemplated under this Agreement or any other Loan Document or to exercise any remedies available to Lender under this Agreement, the other Loan Documents, or applicable law; (b) after the occurrence and during the continuance of any Event of Default, without limiting Lender’s other rights and remedies, do any of the following:  (i) take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; endorse the name of Borrower upon any instruments, or documents, evidence of payment or Collateral that may come into Lender’s possession; (ii) grant extensions of time to pay, compromise claims, and settle Accounts, General Intangibles and Other Property for less than face value and execute all releases and other documents in connection therewith; (iii) pay any sums required on account of Borrower’s taxes or to secure the release of any liens therefor; (iv) settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; and (v) (1) vote the Investment Property in any manner Lender deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be, (2) transfer and register in its name or in the name of its nominee the whole or any part of the Investment Property, (3) sell any portion of the Investment Property, (4) receive and collect any dividend or other payment or distribution in respect of or in exchange for the Investment Property and (5) take all such other actions with respect to Investment Property authorized under this Agreement or the other Loan Documents.

6.6            Application of Proceeds.  All proceeds realized as the result of any sale or other disposition of the Collateral, and any payments received after the Obligations have been accelerated pursuant to Section 7.2 of this Agreement, shall be applied by Lender first to the reasonable costs, expenses, liabilities, obligations, and attorneys’ fees incurred by Lender in the exercise of its rights under this Agreement, second to the interest due upon any of the Obligations, and third to the principal of the Obligations, in such order as Lender shall determine in its sole discretion.  Any surplus shall be paid to Borrower or other Persons legally entitled thereto, provided, however, that Borrower shall remain liable to Lender for any deficiency.  If Lender, in its sole discretion, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, Lender shall have the option, exercisable at any time, in its sole discretion, of either reducing the Obligations by the principal amount of the purchase price or deferring the reduction of the Obligations until the actual receipt by Lender of the cash therefor.

6.7            Remedies Cumulative.  In addition to the rights and remedies set forth in this Agreement, Lender shall have all the other rights and remedies accorded a secured party under the Code and under all other applicable laws, and under any other instrument or agreement now or in the future entered into between Lender and Borrower, and all of such rights and remedies are cumulative and none is exclusive.  Exercise or partial exercise by Lender of one or more of its rights or remedies shall not be deemed an election, nor bar Lender from subsequent exercise or partial exercise of any other rights or remedies.  The failure or delay of Lender to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations (other than inchoate indemnity obligations) have been fully paid and performed.

7.              DEFINITIONS.  AS USED IN THIS AGREEMENT, THE FOLLOWING TERMS HAVE THE FOLLOWING MEANINGS:

“Accounts” means all “accounts” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made (whether or not earned by performance), and all guaranties and other security therefor, and all rights of stoppage in transit and all other rights or remedies of an unpaid vendor, lienor or secured party.

“Account Debtor” means the obligor on an Account.

“Affiliate” means any Person controlling, controlled by or under common control with Borrower.  For purposes of this definition, “control” means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of any Person, whether through ownership of common or preferred stock or other equity interests, by contract or otherwise.  Without limiting the generality of the foregoing, each of the following shall be an Affiliate:  any officer, director, member, manager, employee or other agent of Borrower, any shareholder, equityholder, or Subsidiary of Borrower, and any other Person with whom or which Borrower has common shareholders, equityholders, officers, directors, members, or managers.

“Agreement” and “this Agreement” means this Loan and Security Agreement and all Exhibits and Schedules hereto and all modifications and amendments to, extensions of, and replacements for this Agreement.

“Base Rate” means, during each month, the greatest of the following: (a) the highest Prime Rate in effect during such month, or (b) the highest LIBOR Rate in effect during such month, plus 2.50% per annum.

“Business Day” means any day other than a Saturday, Sunday or any other day on which commercial banks in New York are required or permitted by law to close.

“Change in Control” means:  (i) a change in the record or beneficial ownership of an aggregate of more than 49% of the outstanding shares of stock of Borrower, in one or more transactions, compared to the ownership of outstanding shares of stock of Borrower in effect on the date hereof; or (ii) a transaction in which any “person” or “group” (within the meaning of Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of a sufficient number of shares of all classes of stock then outstanding of Borrower ordinarily entitled to vote in the election of directors, empowering such “person” or “group” to elect a majority of the Board of Directors of Borrower, who did not have such power before such transaction (other than in the case of both (i) and (ii) by the sale of Borrower’s equity securities in a public offering or to venture capital or strategic investors so long as Borrower identifies to Lender the venture capital or strategic investors prior to the closing of the transaction and provides to Lender a description of the material terms of the transaction (which such investors and terms are reasonably acceptable to Lender)).

“Code” means the Uniform Commercial Code as adopted and in effect in the State of New York on the date hereof and from time to time.

“Collateral” has the meaning set forth in Section 2.1 above.

“continuing” and “during the continuance of” when used with reference to a Default or an Event of Default means that the Default or Event of Default has occurred and has not been either waived in writing by Lender or cured within any applicable cure period.

“Default” means any event which with notice or passage of time or both, would constitute an Event of Default.

“Deposit Account” means all “deposit accounts” and “securities accounts” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all general and special bank accounts, demand accounts, checking accounts, savings accounts and certificates of deposit.

“Equipment” means all “equipment” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles, and any interest in any of the foregoing.

“Event of Default” means any of the events set forth in Section 6.1 of this Agreement.

“Foreign Subsidiaries” means any subsidiaries organized under the laws of a jurisdiction other than the United States or any state or territory thereof or the District of Columbia.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), which are applicable to the circumstances as of the date of determination.

“General Intangibles” means all “general intangibles” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation, all Intellectual Property, Deposit Accounts, royalties, contract rights, goodwill, franchise agreements, purchase orders, customer lists, route lists, telephone numbers, licenses, permits, domain names, claims, income tax refunds, security and other deposits, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance, and rights to payment of any other kind.

“Good Faith Business Judgment” means Lender’s business judgment, exercised honestly and in good faith and not arbitrarily.  Borrower shall have the burden of proof in any claim that Lender did not exercise Good Faith Business Judgment.

“Indebtedness” means (a) indebtedness for borrowed money or the deferred price of property or services (other than trade payables in the ordinary course of business and not past due more than 60 days), (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations, (d) obligations relating to outstanding letters of credit and surety bonds, (e) obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices, and (f) obligations under guaranties, indemnity agreements and similar agreements (other than reasonable and customary indemnification provisions in agreements with third parties).

“Insolvency Proceeding” means any proceeding commenced by or against any Person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other state, federal or other bankruptcy or insolvency law, now or hereafter in effect,  including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, readjustment of debt, dissolution or liquidation, or other relief.

“Intellectual Property” means all (a) copyrights, copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, (b) trade secret rights, including all rights to unpatented inventions and know-how, and confidential information; (c) mask work or similar rights available for the protection of semiconductor chips; (d) patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same; (e) trademarks, servicemarks, trade styles, and trade names, whether or not any of the foregoing are registered, and all applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by any such trademarks; (f) computer software and computer software products; (g) designs and design rights; (h) technology; (i) all claims for damages by way of past, present and future infringement of any of the rights included above; and (j) all licenses or other rights to use any property or rights of a type described above.

“Inventory” means all “inventory” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of Borrower’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

“Investment Property” means all of the following, now owned and hereafter acquired by Borrower: all investment property, securities, stocks, bonds, debentures, debt securities, partnership interests, limited liability company interests (including any economic rights, voting rights, access or information rights, and any other options or rights of any nature whatsoever, and any all rights, powers, interests, and remedies under any organizational documents of such limited liability company), options, security entitlements, securities accounts, commodity contracts, commodity accounts, and all financial assets held in any securities account or otherwise, wherever located, and all other securities of every kind, whether certificated or uncertificated, including without limitation equity interests in Subsidiaries.

“IP Agreement” means that certain Intellectual Property Security Agreement dated of even date herewith by and between Borrower and Lender.

“LIBOR Rate” means (i) the three-month London Interbank Offered Rate for deposits in U.S. dollars, as shown each day in The Wall Street Journal (Eastern Edition) under the caption ‘Money Rates - London Interbank Offered Rates (LIBOR)’; or (ii) if the Wall Street Journal does not publish such rate, the offered three-month rate for deposits in U.S. dollars which appears on the Reuters Screen LIBO Page as of 10:00 a.m., New York time, each day, provided that if at least two rates appear on the Reuters Screen LIBO Page on any day, the ‘LIBOR Rate’ for such day shall be the arithmetic mean of such rates; or (iii) if the Wall Street Journal does not publish such rate on a particular day and no such rate appears on the Reuters Screen LIBO Page on such day, the rate as comparable to the foregoing, as determined in good faith by Lender (which determination shall be conclusive absent manifest error).

“Loan Documents” means this Agreement, the IP Agreement, the Warrant, all landlord agreements, account control agreements, and all other present and future documents, instruments and agreements securing or evidencing any Loan or otherwise relating hereto, including without limitation all present and future guaranties of any Obligations, and all present and future documents, instruments and agreements securing or relating to any such guaranties.

“Material Adverse Change” means (i) a material adverse change in the business, operations, results of operations, assets, liabilities or financial condition of Borrower, (ii) the impairment of Borrower’s ability to perform the Obligations, or of Lender to enforce the Obligations or realize upon the Collateral, or (iii) a material adverse change in the value of the Collateral or the amount that Lender would be likely to receive in the liquidation of the Collateral.

“Maturity Date” has the meaning set forth in Section 6.1 above.

“Obligations” means the Term Loan and all other present and future Loans, advances, debts, liabilities, obligations, guaranties, covenants, duties and indebtedness at any time owing by Borrower or any of its Subsidiaries or Affiliates to Lender or its parent or any of its subsidiaries or affiliates, whether evidenced by this Agreement or any note or other instrument or document, whether arising from an extension of credit, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by Lender in Borrower’s indebtedness or obligations owing to others), absolute or contingent, due or to become due, including, without limitation, all interest, charges, expenses, fees, attorneys’ fees, expert witness fees, audit fees, consulting fees, appraisal fees, loan fees, prepayment fees, and any other sums paid or incurred by Lender pursuant to the exercise of its rights hereunder or under any other Loan Documents or applicable law, or chargeable to Borrower under this Agreement or under any other present or future instrument or agreement between Borrower and Lender.  Notwithstanding anything to the contrary contained herein, the term “Obligations” shall not include any obligations of Borrower under the Warrant or any equity-related document executed in connection with the Warrant.

“Other Property” means all of the following as defined in the Code, and all rights relating thereto:  “documents”, “instruments”, “goods”, “chattel paper”, “letters of credit”, “fixtures”, and “money”, and all other tangible and intangible personal property and rights of any other kind that are not included in the other items of Collateral, whether or not covered by the Code.

“Permitted Indebtedness” means:  (a) Borrower’s Indebtedness to Lender under this Agreement or any other Loan Document;  (b) unsecured Indebtedness existing on the date hereof in a total principal amount not in excess of $100,000; (c) Subordinated Debt in an amount not to exceed $100,000;  (d) Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business; (e) capitalized leases and purchase money Indebtedness secured by Permitted Liens in an aggregate amount not exceeding $100,000 at any time outstanding; (f) Indebtedness in connection with Borrower’s credit card accounts with Silicon Valley Bank up to an aggregate of Thirty Thousand Dollars ($30,000); and (g) extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (b) through (f) above, provided that the principal amount thereof is not increased and the terms thereof are not modified to impose more burdensome terms upon Borrower.

“Permitted Investment” means:

(a)                   Investments existing on the date hereof disclosed on Exhibit A; (b) (i) Marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one year from the date of acquisition thereof, (ii) commercial paper maturing no more than one year from the date of creation thereof and currently having rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Service, (iii) bank certificates of deposit maturing no more than one year from the date of investment therein, (iv) bank money market accounts, and (v) Investments in regular deposit or checking accounts held with a bank; (c)  Repurchases of stock permitted by this Agreement; (d) Investments by a Borrower in another Borrower; (e) Investments not to exceed $10,000 outstanding in the aggregate at any time consisting of travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business; (f)  Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of Borrower’s business; and (g)  Joint ventures or strategic alliances in the ordinary course of Borrower’s business consisting of the exclusive licensing of technology, the development of technology or the providing of technical support, provided that any cash investments by Borrower do not exceed $300,000 in the aggregate in any fiscal year.

“Permitted Liens” shall mean the following: (i) purchase money security interests in specific items of Equipment; (ii) leases of specific items of Equipment; (iii) liens for taxes, fees, assessments, or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings (which proceedings have the effect of preventing the enforcement of such lien) for which adequate reserves in accordance with GAAP are being maintained, provided the same have no priority over any of Lender’s security interests; (iv) liens of materialmen, mechanics, carriers, or other similar liens arising in the ordinary course of business and securing obligations which are not delinquent or are being contested in good faith by appropriate proceedings (which proceedings have the effect of preventing the enforcement of such lien) for which adequate reserves in accordance with GAAP are being maintained, (v) liens of warehousemen, arising in the ordinary course of business and securing obligations which are not delinquent or are being contested in good faith by appropriate proceedings (which proceedings have the effect of preventing the enforcement of such lien) for which adequate reserves in accordance with GAAP are being maintained provided the warehouse has executed and delivered to Lender an agreement in favor of Lender waiving any such lien as against Lender,  (vi) liens which constitute banker’s liens, rights of set-off, or similar rights as to deposit accounts or other funds maintained with a bank or other financial institution (but only to the extent such banker’s liens, rights of set-off or other rights are in respect of customary service charges relative to such deposit accounts and other funds, and not in respect of any loans or other extensions of credit by such bank or other financial institution to Borrower), (vii) cash deposits or pledges of an aggregate amount not to exceed $100,000 to secure the payment of worker’s compensation, unemployment insurance, or other social security benefits or obligations, public or statutory obligations, surety or appeal bonds, bid or performance bonds, or other obligations of a like nature incurred in the ordinary course of business, (viii) liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default, (ix) non-exclusive licenses or sublicenses granted in the ordinary course of Borrower’s business and, with respect to any licenses under which Borrower is a licensee, the interest or title of the licensor under such license or sublicense, (x) leases or subleases of real property granted in the ordinary course of Borrower’s business, including in connection with Borrower’s leased premises or leased property, (xi) easements, reservations, rights-of-way, restrictions, minor defects or irregularities in title and other similar liens affecting real property not interfering in any material respect with the ordinary conduct of the business of Borrower, (xii) cash collateral securing credit card obligations permitted under clause (f) of Permitted Indebtedness; and (xiii) liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in the foregoing clauses, provided that any extension, renewal or replacement lien shall be limited to the property encumbered by the existing lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

“Person” means any individual, sole proprietorship, partnership, joint venture, trust, limited liability company, unincorporated organization, association, corporation, government, or any agency or political division thereof, or any other entity.

“Prime Rate” means the rate of interest per annum publicly announced from time to time by Citibank N.A., or, if not available, another major money center bank in New York City selected by Lender in its sole discretion, as its prime rate in effect (said prime rate not being intended to be the lowest rate of interest charged by the referenced bank in connection with extensions of credit), or if such rate is not available, by a reasonable alternative means of determining the rate of interest selected by Lender in its sole discretion.

“Representations” means the written Representations and Warranties previously delivered by Borrower to Lender dated August 4, 2015.

“Solvent” means that all of the following are true:  (i) the fair salable value of Borrower’s assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; (ii) Borrower is not left with unreasonably small capital after the transactions in this Agreement; and (iii) Borrower is able to pay its debts (including trade debts) as they mature

“Subordinated Debt” means Indebtedness which is on terms acceptable to Lender in its Good Faith Business Judgment, and which is subordinated to the Obligations pursuant to a Subordination Agreement between the holder of such Indebtedness and Lender in such form as Lender shall specify in its Good Faith Business Judgment.

“Subsidiary” of Borrower means any corporation, partnership, limited liability company, or other entity or organization directly or indirectly controlled by Borrower.

“SVB Accounts” means Borrower’s accounts maintained with Silicon Valley Bank, numbered 3300818486 and 3301207347; provided that the aggregate balance in such accounts does not exceed $40,000.

“Warrant” means that certain Warrant to Purchase Stock dated of even date herewith, issued by Borrower in favor of ORIX Finance Equity Investors, LP, a Delaware limited partnership.

Other Terms.  All accounting terms used in this Agreement, unless otherwise indicated, shall have the meanings given to such terms in accordance with GAAP.  All other terms contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the Code, to the extent such terms are defined therein.

8.              GENERAL PROVISIONS.

8.1            Payments.  All payments with respect to the Obligations shall be made to Lender by wire transfer in accordance with written instructions from Lender.  Payments may be applied and reversed and re-applied, to the Obligations, in such order and manner as Lender shall determine in its Good Faith Business Judgment.  If a payment hereunder becomes due and payable on a day that is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon during such extension.

8.2            [Reserved]

8.3            Confidentiality.  Lender agrees to use the same degree of care that it exercises with respect to its own proprietary information, to maintain the confidentiality of any and all proprietary, trade secret or confidential information provided to or received by Lender from Borrower that indicates that it is confidential or should reasonably be understood to be confidential, including business plans and forecasts, non-public financial information, confidential or secret processes, formulae, devices and contractual information, customer lists, and employee relation matters, provided that Lender may disclose such information to its officers, directors, managers, members, employees, attorneys, accountants, affiliates, participants, prospective participants, assignees, and prospective assignees, and such other Persons to whom Lender shall at any time be required to make such disclosure in accordance with applicable law, and provided, that the foregoing provisions shall not apply to disclosures made by Lender in its Good Faith Business Judgment in connection with the enforcement of its rights or remedies after an Event of Default.  The confidentiality agreement in this Section supersedes any prior confidentiality agreement of Lender relating to Borrower.

8.4            [Reserved]

8.5            Notices.  All notices to be given under this Agreement shall be in writing and shall be given either personally or by reputable private delivery service or by regular first-class mail, or certified mail return receipt requested, addressed as follows: (a) if to Borrower, at its address shown in the heading to this Agreement; and (b) if to Lender, to the following addressees (and notices to Lender will not be effective unless sent to both of the following addresses):  (i)  ORIX Corporate Capital Inc., 1717 Main St., Suite 1100, Dallas, TX  75201, Attention: General Counsel; and (ii) ORIX USA Corporation, 1717 Main St., Suite 900, Dallas, TX  75201, Attention: Operations Manager.  The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to all other parties.  All notices shall be deemed to have been given upon delivery in the case of notices personally delivered, or at the expiration of one Business Day following delivery to the private delivery service, or two Business Days following the deposit thereof in the United States mail, with postage prepaid.

8.6            Expenses.  Borrower shall reimburse Lender and its affiliates for (i) all reasonable out-of-pocket expenses incurred by Lender and its affiliates, in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents, or any amendments, modifications or waivers of the provisions hereof or thereof, whether or not the transactions contemplated hereby or thereby shall be consummated (including without limitation the reasonable fees, charges, and disbursements of attorneys and advisors for Lender, and all filing, recording, search, title insurance, appraisal, audit, and other reasonable costs incurred by Lender, pursuant to, or in connection with, or relating to this Agreement), and (ii) all out-of-pocket expenses incurred by Lender (including the fees, charges, and disbursements of attorneys and advisors for Lender), in connection with any default, evaluation of Borrower, or the enforcement or protection of Lender’s rights (a) in connection with this Agreement and the other Loan Documents, including its rights under this section, or (b) in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans, whether or not any litigation is filed.  Borrower shall further reimburse

Lender for all out-of-pocket costs and expenses in connection with any board of directors meeting observation rights provided to Lender under this Agreement.  Without limiting the generality of the foregoing, Borrower shall reimburse Lender and its affiliates for all reasonable fees and costs Lender incurs (including without limitation fees and costs of Lender’s attorneys and consultants), in order to do the following: prepare and negotiate this Agreement and the documents relating to this Agreement; obtain legal, consulting, and other advice in connection with this Agreement or Borrower or any Affiliate; analyze, evaluate and report on Borrower’s business, financial condition and future prospects; enforce, or seek to enforce, any of its rights; prosecute actions against, or defend actions by, Account Debtors; commence, intervene in, or defend any action or proceeding; initiate any complaint to be relieved of the automatic stay in any Insolvency Proceeding; file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; protect, obtain possession of, lease, dispose of, or otherwise enforce Lender’s security interest in, the Collateral; represent Lender in connection with any sale by Lender of the Loan or any interest or participation in the Loan, including without limitation the preparation and negotiation of documentation relating to the same; and otherwise represent Lender in any litigation relating to Borrower.  Notwithstanding any provision in this Agreement to the contrary, the provisions set forth in this Section shall survive any termination of this Agreement and shall for all purposes continue in full force and effect.

8.7            Public Announcement.  Borrower hereby agrees that Lender may make a public announcement of the transactions contemplated by this Agreement, and may publicize the same in marketing materials, newspapers and other publications, and otherwise, and in connection therewith may use Borrower’s name, tradenames and logos.

8.8            Waivers.  The failure of Lender at any time or times to require Borrower to strictly comply with any of the provisions of this Agreement or any other present or future agreement between Borrower and Lender shall not waive or diminish any right of Lender later to demand and receive strict compliance therewith.  Any waiver of any default shall not waive or affect any other default, whether prior or subsequent, and whether or not similar.  None of the provisions of this Agreement or any other agreement now or in the future executed by Borrower and delivered to Lender shall be deemed to have been waived by any act or knowledge of Lender or its agents or employees, but only by a specific written waiver signed by an authorized officer of Lender and delivered to Borrower.  Borrower waives any defenses based upon and the benefit of all statutes of limitations relating to any of the Obligations or this Agreement or any other Loan Document, and Borrower waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, account, Account, General Intangible, document or guaranty at any time held by Lender on which Borrower is or may in any way be liable, and notice of any action taken by Lender, unless expressly required by this Agreement. NEITHER Lender NOR ITS PARENT, NOR ANY OF ITS AFFILIATES, SUBSIDIARIES, DIRECTORS, OFFICERS, MEMBERS, MANAGERS, EMPLOYEES, AGENTS OR ATTORNEYS SHALL BE RESPONSIBLE OR LIABLE TO BORROWER OR TO ANY OTHER PARTY FOR ANY INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES THAT MAY BE ALLEGED AS A RESULT OF ANY FINANCIAL ACCOMMODATION HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

8.9            Savings Clause.  Lender and Borrower intend to contract in strict compliance with applicable usury law from time to time in effect.  In furtherance thereof such Persons stipulate and agree that none of the terms and provisions contained in the Loan Agreement shall ever be construed to create a contract to pay, for the use, forbearance, or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect.  Neither Borrower nor any present or future guarantors, endorsers, or other Persons hereafter becoming liable for payment of any Obligation shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under applicable law from time to time in effect, and the provisions of this paragraph shall control over all other provisions of the Loan Agreement which may be in conflict herewith.  Lender expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of any Obligation is accelerated.  If (a) the maturity of any Obligation is accelerated for any reason, (b) any Obligation is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or (c) Lender or any other holder of any or all of the Obligations shall otherwise collect amounts which are determined to constitute interest which would otherwise increase the interest on any or all of the Obligations to an amount in excess of that permitted to be charged by applicable law then in effect, then all sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related Obligations or, at Lender’s or such holder’s option, promptly returned to Borrower upon such determination.  In determining whether or not the interest paid or payable, under any specific circumstance, exceeds the maximum amount permitted under applicable law, Lender and Borrower (and any other payors thereof) shall to the greatest extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread the total amount of interest through the entire contemplated term of this Agreement in accordance with the amount outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under applicable law in order to lawfully charge the maximum amount of interest permitted under applicable law.

8.10     [Reserved]

8.11     Successors and Assigns; Participations.  The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of Borrower and Lender; provided, however, that Borrower may not assign or transfer any of its rights under this Agreement without the prior written consent of Lender, and any prohibited assignment shall be void.  No consent by Lender to any assignment shall release Borrower from its liability for the Obligations.  Borrower acknowledges and agrees that, without the consent of, or notice to, Borrower (i) Lender has the right, to sell, transfer, or assign, in whole or in part, any interest in, the Loan, and Lender’s rights, obligations, and benefits under this Agreement and the other Loan Documents ((other than the Warrant, as to which assignment, transfer and other such actions are governed by the terms thereof), and (ii) Lender may at any time and from time to time sell participating interests in the Loan to other Persons (each such purchaser of a participating interest, a “Participant”). Each assignee shall become a party to this Agreement and, to the extent of the interest assigned, shall have the rights and obligations of the Lender under this Agreement, and the assigning Lender shall, to the extent of the interest assigned by such assignment, be released from its obligations under this Agreement (and, in the case of an assignment covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of the expense reimbursement and indemnity provisions of this Agreement with respect to facts and circumstances occurring prior to the effective date of such assignment). Each Participant may exercise all rights of payment (including rights of set-off) with respect to the portion of such Loan held by it or other Obligations payable hereunder as fully as if such Participant were the direct holder thereof.  Each Borrower hereby grants to any Participant a continuing security interest in any deposits, moneys, or other property actually or constructively held by such Participant as security for the Participant’s interest in the Loan.  Borrower authorizes Lender to disclose to any Participant or prospective Participant, and to any transferee or prospective transferee of any interest in the Loan any and all financial information in Lender’s possession concerning Borrower which has been delivered to Lender by or on behalf of Borrower pursuant to, or in connection with, this Agreement, provided such person agrees to the confidentiality provisions of Section 8.3 herein with respect to the same, to the extent applicable.  Notwithstanding the foregoing, the Board Observer Rights provided in Section 4.11 hereof shall not inure to the benefit of any Participant hereunder or any other transferee or assignee, other than an Affiliate of Lender.

8.12     Governing Law; Jurisdiction; Venue.  This Agreement and all acts, transactions disputes and controversies arising hereunder or relating hereto, and all rights and obligations of Lender and Borrower shall be governed by, and construed in accordance with the internal laws of the State of New York without regard to conflict of laws principles, provided that Lender shall retain all rights arising under federal law.  BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY ACT, TRANSACTION, DISPUTE OR CONTROVERSY ARISING HEREUNDER OR THEREUNDER OR RELATING HERETO OR THERETO, AND BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF LENDER TO BRING PROCEEDINGS AGAINST BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.  ANY JUDICIAL PROCEEDING BY BORROWER AGAINST Lender OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN

ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.  Borrower consents to service of process in any action or proceeding brought against it by Lender, by personal delivery, or by mail addressed as set forth in this Agreement or by any other method permitted by law.

8.13     General.  If Borrower consists of more than one Person, their liability shall be joint and several, and the compromise of any claim with, or the release of, any Borrower shall not constitute a compromise with, or a release of, any other Borrower.  Paragraph headings are used in this Agreement for convenience only, and shall not be used in any manner to construe, limit, define or interpret any term or provision of this Agreement.  The term “including”, whenever used in this Agreement, shall mean “including (but not limited to)”.  This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against Lender or Borrower under any rule of construction or otherwise.  Should any provision of this Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect.  This Agreement may be executed and delivered by the signing and delivery of this Agreement with original signatures or by facsimile or pdf copy.  This Agreement and such other written agreements, documents and instruments as may be executed in connection herewith, including without limitation the Representations, are the final, entire and complete agreement between Borrower and Lender and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement.  There are no oral understandings, representations, or agreements between the parties which are not set forth in this Agreement or in other written agreements signed by the parties in connection herewith.  The terms and provisions of this Agreement may not be waived or amended, except in a writing executed by Borrower and a duly authorized officer of Lender.  Time is of the essence in the performance by Borrower of each and every obligation under this Agreement.

8.14     Mutual Waiver of Jury Trial.  Borrower and Lender each hereby waive the right to trial by jury in any action or proceeding based upon, arising out of, or in any way relating to, this Agreement or any other present or future instrument or agreement between Lender and Borrower, or any conduct, acts or omissions of Lender or Borrower or any of their directors, officers, employees, agents, attorneys or any other persons affiliated with

Lender or Borrower, in all of the foregoing cases, whether sounding in contract or tort or otherwise.

[signatures on next page]

Borrower:

ShotSpotter, Inc.

By	/s/ Ralph Clark
Name: Ralph Clark
Title: President & CEO

Lender:

ORIX Ventures, LLC,
a Delaware limited liability company

By	/s/ Mark Campbell
Name: Mark Campbell
Title: Authorized Representative

[Signature Page to Loan and Security Agreement]

Schedule to Loan and Security Agreement

Borrower:	ShotSpotter, Inc., a Delaware corporation
Date:	September 25, 2015

This Schedule is an integral part of the Loan and Security Agreement between ORIX Ventures, LLC, a Delaware limited liability company (“Lender”), and the above borrower (“Borrower”) of even date.

1.                                      LOAN AMOUNT (Section 1.1):

The Loan shall consist of a Term Loan (the “Term Loan” or, the “Loan”) as follows.

(1)                                 Amount. The Term Loan shall be in the original principal amount of $12,000,000.

(2)                                 Disbursements.  Subject to the terms and conditions in this Agreement, the Term Loan shall be disbursed as follows: (1) $10,000,000 on the Closing Date (the “Closing Date Term Loan”); and (2) subject to Borrower’s compliance with the Funding Milestone, up to an additional $2,000,000 (the “Tranche B Term Loan”) on or before September 25, 2017. Except for a disbursement of the entire unused balance of the Tranche B Term Loan, each disbursement shall be in an amount equal to $1,000,000 or a whole multiple of $100,000 in excess thereof.  Requests for a disbursement of the Tranche B Term Loan shall be made by Borrower to Lender in writing at least three Business Days before the date the disbursement is to be made, and shall be accompanied by a Recurring Revenue report as of the most recently-ended month prior to the date of the disbursement request, in form and content reasonably acceptable to Lender, and certified by an authorized officer of Borrower. Disbursements of the Tranche B Term Loan shall not be made after September 25, 2017. No portion of the Term Loan may be reborrowed after being repaid.

As used herein, “Funding Milestone” means, as of any date of determination, Borrower’s Recurring Revenue, annualized for the preceding 6 months, is at least $15,000,000, as of such date.

As used herein, “Recurring Revenue” means GAAP revenue of Borrower recognized during the measurement period from subscription licenses and maintenance support contracts, less subscription or support revenue from any customer that (i) has elected to cancel or not renew its license or maintenance contract, (ii) goes out of business or is insolvent, or (iii) has a receivable aged more than 120 days, unless otherwise approved by Lender on a case by case basis, at Lender’s sole discretion; for sake of clarity, professional services, including but not limited to upfront setup fees, shall not be considered “Recurring Revenue.”

(3)                                 Principal Payments.  Commencing on November 1, 2017 and continuing on the first Business Day of each calendar month until the Maturity Date, the entire unpaid principal balance of the Loan outstanding as of November 1, 2017 (the “Principal Commencement Date”) shall be repaid in principal installments in an amount equal to the aggregate principal amount of the Loan outstanding on the Principal Commencement Date divided by thirty-six (36).  The entire unpaid principal balance of the Loan plus any and all accrued and unpaid interest shall be paid on the Maturity Date.

2.                                      INTEREST. (SECTION 1.3)

(a)                                 Accrued interest on the Loan shall be paid monthly as provided in Section 1.3 of this Agreement.

(b)                                 The outstanding principal amount of the Term Loan shall bear interest each month at an interest rate per annum equal to the greater of (i) Base Rate in effect for such month, plus 7.5% per annum or (ii) 11%.

(c)                                  Interest in all cases shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

3.                                      FEES (SECTION 1.4).

(a)                                 Closing Fee.                           A closing fee of $120,000 shall be due and payable on the date hereof.

(b)                                 Prepayment Fee. All payments of the Term Loan made or required to be made prior to the Maturity Date hereof (other than scheduled amortization payments under Section 1(3) of the Schedule, but specifically including payments of the Term Loan made after an acceleration of the Obligations, including, without limitation, an acceleration of the Obligations as a result of an Event of Default under Section 6.1(i)), shall be subject to an additional fee (to be paid to Lender as liquidated damages and compensation for lost profits or damages incurred with respect to such payments, in view of the difficulty in ascertaining the amount of such damages) equal to the amount of such payment multiplied by:

(i)                                     three percent (3%), with respect to payments made or required to be made on or prior to the second anniversary of date hereof, and

(ii)                                  one percent (1%), with respect to payments made or required to be made after the second anniversary of the date hereof but on or prior to the third anniversary of the date hereof.

4.                                      MATURITY DATE (SECTION 6.1).                                      September 25, 2020.

5.                                      REPORTING (SECTION 4.2).

Borrower shall provide Lender with the following:

(a)                                 Monthly financial statements (including a consolidated balance sheet and the related consolidated statements of income, shareholders’ equity, and cash flows), within thirty (30) days after the end of each month;

(b)                                 Recurring Revenue report, within thirty (30) days after the end of each month and with each request for a Tranche B Term Loan;

(c)                                  Quarterly financial statements (including a consolidated balance sheet and the related consolidated statements of income, shareholders’ equity, and cash flows) within forty-five (45) days after the end of each fiscal quarter;

(d)                                 Annual, unqualified financial statements (including a consolidated balance sheet and the related consolidated statements of income, shareholders’ equity, and cash flows), audited by independent certified public accountants acceptable to Lender, within one hundred eighty (180) days after the end of each fiscal year of Borrower; and

(e)                                  Compliance certificates, with a computation of the Financial Covenants set forth in this Agreement, listing any Defaults or Events of Default that have occurred, and covering such other matters, and in such form, as Lender shall specify from time to time, which shall be provided monthly and quarterly with the financial statements pursuant to Section 5(a) and (b);

(f)                                   If applicable, all reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission;

(g)                                  Monthly report signed by Borrower, in form reasonably acceptable to Lender, listing any applications or registrations that Borrower has made or filed in respect of any Patents, Copyrights or Trademarks and the status of any outstanding applications or registrations, as well as any material change in Borrower’s Intellectual Property, including but not limited to any subsequent ownership right of Borrower in or to any Trademark, Patent or Copyright not specified in Exhibits A, B, and C of any Intellectual Property Security Agreement delivered to Lender by Borrower in connection with this Agreement, within thirty (30) days after the end of each month; and

(h)                                 Such budgets, sales projections, operating plans or other financial information as Lender may reasonably request from time to time, including but not limited to Borrower’s annual operating budget, approved by Borrower’s Board of Directors and in form and substance acceptable to Lender, which shall be delivered to Lender no later than January 31 of each year.

6.                                      FINANCIAL COVENANTS (SECTION 4.8).

Borrower shall comply with the following financial covenants (the “Financial Covenants”).  Compliance shall be measured monthly, except as may be otherwise provided below.

(a)                                 Minimum Recurring Revenue:                    Borrower’s Recurring Revenue, annualized for the preceding 6 months, shall be not less than the following amounts, for the respective measuring periods set forth below:

Period Ending	Minimum Recurring Revenue
September 30, 2015	$8,695,000
December 31, 2015	$9,532,000
March 31, 2016	$10,256,000
June 30, 2016	$11,219,000
September 30, 2016	$11,855,000
December 31, 2016	$12,369,000
March 31, 2017	$13,187,000
June 30, 2017	$13,960,000
September 30, 2017	$14,595,000
December 31, 2017	$15,185,000

Thereafter, Borrower’s annualized quarterly Recurring Revenue shall not be less than the greater of (x) 80% of Borrower’s Board-approved plan (for projected Recurring Revenue), to be provided by Borrower to Lender in accordance with Section 5(h), above, or (y) $15,185,000.

(b)                                 Minimum Cash:     Borrower shall, at all times, have unrestricted cash in domestic Deposit Accounts, in Borrower’s sole name, that are maintained by Borrower in accordance with Section 4.5(xv), of not less than (x) $1,500,000 through September 30, 2016; and (y) $750,000 at all times thereafter.

[signatures on next page]

Borrower:	Lender:

ShotSpotter, Inc.	ORIX Ventures, LLC

By	By
Name:	Name:
Title:	Title:

[Signature Page to Schedule to Loan and Security Agreement]

DEBTOR:	SHOTSPOTTER, INC.

SECURED PARTY:	ORIX VENTURES, LLC

EXHIBIT A

COLLATERAL DESCRIPTION ATTACHMENT TO LOAN AND SECURITY AGREEMENT

All personal property of Borrower (herein referred to as “Borrower” or “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

(a)                                 all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), general intangibles (including payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;

all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, in the United States of America or in any foreign jurisdiction, obtained or to be obtained on or in connection with any of the foregoing, or any parts thereof or any underlying or component elements of any of the foregoing, together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of copyright;

all trademarks, service marks, trade names and service names and the goodwill associated therewith, together with the right to trademark and all rights to renew or extend such trademarks and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of trademark;

all (i) patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (ii) licenses pertaining to any patent whether Debtor is licensor or  licensee, (iii) income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) right (but not the obligation) to sue in the name of Debtor and/or in the name of Secured Party for past, present and future infringements thereof, (v) rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (vi) reissues, divisions, continuations, renewals, extensions and continuations-in-part with respect to any of the foregoing; and

any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment.  All terms above have the meanings given to them in the Uniform Commercial Code of New York, as amended or supplemented from time to time.

EXHIBIT B

COMPLIANCE CERTIFICATE

Please send all Required Reporting to:	ORIX Corporate Capital Inc. 1717 Main St., Suite 1100 Dallas, TX 75201 Fax: (469) 385-1353	with a copy to:	ORIX USA Corporation, 1717 Main St., Suite 1100 Dallas, TX 75201 Fax: (214) 461-8271

FROM:                             SHOTSPOTTER, INC. (“Borrowers”)

The undersigned authorized Officer of SHOTSPOTTER, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Lender (the “Agreement”), (i) Borrower is in complete compliance for the period ending                                                                 with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 3.11, except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof (provided, that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date).  Attached herewith are the required documents supporting the above certification.  Attached herewith are the required documents supporting the above certification.  The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” or “Applicable” column.

REPORTING COVENANTS	REQUIRED	COMPLIES
Company Prepared Monthly F/S	Monthly, within 30 days	YES	NO
Recurring Revenue Report	Monthly, within 30 days; with each request for a Tranche B Term Loan	YES	NO
Company Prepared Quarterly F/S	Quarterly, within 45 days	YES	NO
Compliance Certificate	Monthly, within 30 days	YES	NO
CPA Audited, Unqualified F/S	Annually, within 180 days of FYE	YES	NO
Annual Budget (incl Financial Projections)	Annually, by January 31	YES	NO
Intellectual Property Report	Monthly, within 30 days	YES	NO
If Public:
10-Q	Quarterly, within 5 days of SEC filing (50 days)	YES	NO
10-K	Annually, within 5 days of SEC filing (95 days)	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES
TO BE TESTED MONTHLY, UNLESS OTHERWISE NOTED:

Minimum Recurring Revenue (tested quarterly)	[See attached Annex I]	$	YES	NO
Minimum Cash	$1,500,000 through 9/30/16; $750,000 thereafter	$	YES	NO

Please Enter Below Comments Regarding Violations:

The Officer further acknowledges that at any time Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Very truly yours,

Authorized Signer

Name:

Title:

Annex I

to Compliance Certificate

[Minimum Annualized Recurring Revenue]

Period Ending	Minimum Recurring Revenue
September 30, 2015	$8,695,000
December 31, 2015	$9,532,000
March 31, 2016	$10,256,000
June 30, 2016	$11,219,000
September 30, 2016	$11,855,000
December 31, 2016	$12,369,000
March 31, 2017	$13,187,000
June 30, 2017	$13,960,000
September 30, 2017	$14,595,000
December 31, 2017	$15,185,000

Thereafter, Borrower’s annualized quarterly Recurring Revenue shall not be less than the greater of (x) 80% of Borrower’s Board-approved plan (for projected Recurring Revenue), to be provided by Borrower to Lender in accordance with Section 5(h), above, or (y) $15,185,000.

EXHIBIT C

CORPORATE BORROWING CERTIFICATE

BORROWER:	SHOTSPOTTER, INC.	DATE: September 25, 2015
LENDER:	ORIX VENTURES, LLC

I hereby certify as follows, as of the date set forth above:

1.  I am the Secretary, Assistant Secretary or other officer of Borrower.   My title is as set forth below.

2.  Borrower’s exact legal name is set forth above.  Borrower is a corporation existing under the laws of the State of Delaware.

3.  Attached hereto are true, correct and complete copies of Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above.  Such Certificate of Incorporation have not been amended, annulled, rescinded, revoked or supplemented, and remain in full force and effect as of the date hereof.

4.  The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action).  Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Lender may rely on them until Lender receives written notice of revocation from Borrower.

RESOLVED, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories

☐

☐

☐

☐

RESOLVED FURTHER, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

RESOLVED FURTHER, that such individuals may, on behalf of Borrower:

Borrow Money.  Borrow money from ORIX Ventures, LLC (“Lender”).

Execute Loan Documents.  Execute any loan documents Lender requires.

Grant Security.  Grant Lender a security interest in any of Borrower’s assets.

Negotiate Items.  Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Issue Warrants.  Issue warrants for Borrower’s capital stock.

Further Acts.  Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrowers right to a jury trial) they believe to be necessary to effectuate such resolutions.

RESOLVED FURTHER, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

5.  The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

SHOTSPOTTER, INC.

By:
Name:
Title:

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the                                             of Borrower, hereby certify as to paragraphs 1 through 5 above, as  of the date set forth above.

[print title]

By:
Name:
Title:

EXHIBIT D

Form of Disbursement Letter

[see attached]

DISBURSEMENT LETTER

September 25, 2015

The undersigned, being the duly elected and acting                                                    of SHOTSPOTTER, INC. (the “Borrower”) do hereby certify to ORIX VENTURES, LLC (“Lender”) in connection with that certain Loan and Security Agreement dated as of September 25, 2015, by and between Borrowers and Lender (the “Loan Agreement”; with other capitalized terms used below having the meanings ascribed thereto in the Loan Agreement) that:

1.                                      The representations and warranties made by Borrower in Section 3 of the Loan Agreement and in the other Loan Documents are true and correct in all material respects as of the date hereof (provided, that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date).

2.                                      No event or condition has occurred that would constitute an Event of Default under the Loan Agreement or any other Loan Document.

3.                                      Borrower is in compliance with the covenants and requirements contained in the Schedule to the Loan Agreement.

4.                                      All conditions referred to in Section 1.2 of the Loan Agreement to the making of the Loan to be made on or about the date hereof have been satisfied or waived by Lender.

5.                                      No Material Adverse Change has occurred.

6.                                      The undersigned is a Responsible Officer.

[Balance of Page Intentionally Left Blank]

7.                                      The proceeds of the Term Loan shall be disbursed as follows:

Disbursement from Lender:
Loan Amount	$5,000,000
Plus:
—Deposit Received	$ [40,000	]

Less:
— [Existing Debt Payoff to be remitted to East West Bank per the Payoff Letter dated September , 2015	$(	)]
—Facility Fee	$(120,000)
[—Interim diligence fees	$(	)]
—Lender’s Legal Fees	$(	)*

Total Term Loan Net Proceeds due from Lender:	$

8.                                      The aggregate net proceeds of the Term Loan shall be transferred to the Designated Deposit Account as follows:

Account Name:	SHOTSPOTTER, INC.
Bank Name:	[ ]
Bank Address:	[ ]
Account Number:	[ ]
ABA Number:	[ ]

[Balance of Page Intentionally Left Blank]

*     Legal fees and costs are through the Closing Date.  Post-closing legal fees and costs, payable after the Closing Date, to be invoiced and paid post-closing.

Dated as of the date first set forth above.

BORROWER:

SHOTSPOTTER, INC.

By
Name:
Title:

LENDER:

ORIX VENTURES, LLC

By:
Name:

[Signature Page to Disbursement Letter]

EXHIBIT E

AUTHORIZATION AGREEMENT FOR PRE-AUTHORIZED PAYMENTS (DEBIT)

Company Name:  SHOTSPOTTER, INC. (the “Company”)

The undersigned hereby authorizes ORIX VENTURES, LLC (“Lender”) and the financial institution named below (“Bank”) to electronically charge the Company’s account specified below for payments due under that certain Loan and Security Agreement dated September 25, 2015 (as modified, amended and or restated from time to time, the “Agreement”).

Bank Name	Branch Location (where account was opened)

City	State	Zip Code

Bank Transit/ABA Number	Account Number

Checking or Savings Account	Account Name

This authority is to remain in full force and effect until Lender and Bank have received written notification from the undersigned of its termination in such time and in such manner as to afford the Lender and Bank a reasonable opportunity to act on it.  Following termination of the authority granted hereby, the Company shall make all payments due the Lender at such time and in such manner as set forth in the Agreement.

Authorizing Party (Please Print)		Company Tax ID Number

Signature	Date	Signature	Date

[Signature Page to Authorization Agreement for Pre-Authorized Payments (Debit)]

DEFAULT WAIVER, CONSENT AND FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Default Waiver, Consent and First Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of August 8, 2016, by and between ORIX GROWTH CAPITAL, LLC (f/k/a ORIX VENTURES, LLC, “Lender”) and SHOTSPOTTER INC. (“Borrower”).

RECITALS

A                                       Borrower and Lender are parties to that certain Loan and Security Agreement dated as of September 25, 2015 (as amended from time to time, collectively, the “Agreement”).  The parties desire to amend the Agreement in accordance with the terms of this Amendment.

B                                       Borrower acknowledges it is currently in default of the Agreement for failing to (i) comply with Section 4.5(xii) of the Agreement in connection with Borrower’s creation of ShotSpotter Proprietary Limited a company organized under the laws of South Africa and a wholly-owned subsidiary of Borrower (“ShotSpotter South Africa”) and (ii) maintain the minimum cash required pursuant to Section 6.(b) of the Schedule during the reporting period ended June 30, 2016 and July 31, 2016 (the “Existing Events of Default”).  Borrower has requested that Lender waive its rights and remedies against Borrower, limited specifically to the Existing Events of Default.  Although Lender is under no obligation to do so, Lender is willing to not exercise its rights and remedies against Borrower related to the specific Existing Events of Default on the terms and conditions set forth in this Agreement, so long as Borrower complies with the terms, covenants and conditions set forth in this Agreement.

C.                                    Additionally, Borrower has requested that Lender (i) consent to Borrower’s creation of ShotSpotter South Africa and (ii) make certain other revisions to the Agreement as more fully set forth herein.  Lender has agreed to such consent and revisions, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

NOW, THEREFORE, the parties agree as follows:

1.                                      Waiver.   Lender hereby waives the Existing Events of Default.

2.                                      Consent.   Notwithstanding any provision of the Agreement to the contrary, and subject to the terms and conditions of the Agreement, as amended as the date hereof, Lender hereby consents to and approves Borrower’s creation of ShotSpotter South Africa.

3.                                      Amendments.

3.1                               Section 3.13 of the Agreement hereby is amended and restated in its entirety to read as follows:

“3.13                  Subsidiaries.                        Borrower represents and warrants that, as of August 8, 2016, it has no Subsidiaries that are not Borrowers or Guarantors hereunder, other than ShotSpotter South Africa and the other Foreign Subsidiaries disclosed to Lender in the Representations.”

3.2                               Section 4.5(vi) of the Agreement hereby is amended and restated in its entirety to read as follows:

“(vi)                        make any loans of any money or other assets to, or purchase the stock or other securities of, or make any other investment in, any other Person, except that Borrower may make (x) Permitted Investments and (y) loans to, or purchase the stock or other securities of, or make any other investment in (a) any other domestic Borrower and (b) any Foreign Subsidiaries, provided that, in the case of clause (b), (1) such investments in and/or loans to such Foreign Subsidiaries do not to exceed the amount necessary to fund the current operating expenses of the Foreign Subsidiaries (taking into account their revenue from other sources), (2) no Event of Default exists or would result from such investment or loan, (3) the total of such investments in and loans to such Foreign Subsidiaries (excluding expense advances reimbursed in the ordinary course of business) in any fiscal year shall not exceed $25,000, (4) after September 30, 2016, the total cash of the Foreign Subsidiaries combined (“Total Foreign Cash”) shall not, at any time, exceed $250,000, except for the proceeds of accounts receivable collections in the ordinary course of business, provided that such proceeds shall not cause Total Foreign Cash to exceed $250,000   (x) more than twice per fiscal year and (y) for more than 30 consecutive days on each occasion; and (5) after September 30, 2016, the total assets, excluding accounts receivable and any capitalized assets, of such Foreign Subsidiaries combined (“Total Foreign Assets”) shall not, at any time, exceed $250,000 in the aggregate, except for the proceeds of accounts receivable collections in the ordinary course of business, provided that such proceeds shall not cause Total Foreign Assets to exceed $250,000 (x) more than twice per fiscal year and (y) for more than 30 consecutive days on each occasion.”

3.3                               The following proviso hereby is added to the end of Section 4.5(xii) of the Agreement to read as follows:

“provided, however, that (A) (i) ShotSpotter South Africa shall not be required to guarantee the Obligations of Borrower (or become a co-borrower) and grant a security interest in and to its assets, and (ii) Borrower shall not be required to grant and pledge to Lender, a perfected security interest in more than sixty five percent (65%) of the capital stock of ShotSpotter South Africa, and (B) solely in the circumstance in which Borrower creates or acquires any other Foreign Subsidiary in an acquisition specifically permitted under this Agreement or otherwise approved by Lender, (i) such Foreign Subsidiary shall not be required to guarantee the Obligations of Borrower (or become a co-borrower) and grant a security interest in and to the assets of such Foreign Subsidiary, and (ii) Borrower shall not be required to grant and pledge to Lender, a perfected security interest in more than sixty five percent (65%) of the stock, units or other evidence of ownership of such Foreign Subsidiary, if Borrower demonstrates to the reasonable satisfaction of Lender that such Foreign Subsidiary providing such guarantee or pledge and security interest or Borrower providing a perfected security interest in more than sixty five percent (65%) of the stock, units or other evidence of ownership would create a present and existing adverse tax consequence to Borrower under the U.S. Internal Revenue Code.”

3.4                               The following proviso hereby is added to the end of Section 4.5(xv) of the Agreement to read as follows:

“provided, however, that foregoing shall not apply to bank accounts or Deposit Accounts established and maintained by ShotSpotter South Africa and any other Foreign Subsidiary that is not required to guarantee the Obligations or become a co-borrower hereunder;”

3.5                               Section 1.(2) of the Schedule hereby is amended and restated in its entirety to read as follows:

“(2)                           Disbursements.  Subject to the terms and conditions in this Agreement, the Term Loan shall be disbursed as follows: (1) $10,000,000 on the Closing Date (the “Closing Date Term Loan”); and (2) up to an additional $2,000,000 (the “Tranche B Term Loan”) on or before September 25, 2017. Except for a disbursement of the entire unused balance of the Tranche B Term Loan, each disbursement shall be in an amount equal to $1,000,000 or a whole multiple of $100,000 in excess thereof.  Requests for a disbursement of the Tranche B Term Loan shall be made by Borrower to Lender in writing at least three Business Days before the date the disbursement is to be made. Disbursements of the Tranche B Term Loan shall not be made after September 25, 2017.  No portion of the Term Loan may be reborrowed after being repaid.”

3.6                               New Section 3.(c) hereby is added to the Schedule to read as follows:

“(c)                            Milestone Fee.  A fee of $50,000 shall be due and payable on November 30, 2016, if Borrower’s Recurring Revenue, measured as of October 31, 2016 and annualized for the preceding 6 months, is not greater than $15,000,000.

As used herein, “Recurring Revenue” means consolidated GAAP revenue of Borrower recognized during the measurement period from subscription licenses and maintenance support contracts, less subscription or support revenue from any customer that (i) has elected to cancel or not renew its license or maintenance contract, (ii) goes out of business or is insolvent, or (iii) has a receivable aged more than 120 days, unless otherwise approved by Lender on a case by case basis, at Lender’s sole discretion; for sake of clarity, professional services, including but not limited to upfront setup fees, shall not be considered “Recurring Revenue.”

3.7                               Section 6.(b) of the Schedule hereby is amended and restated in its entirety to read as follows:

“(b)                           Minimum Cash:     Borrower shall, at all times, have unrestricted cash in domestic Deposit Accounts, in Borrower’s sole name, that are maintained by Borrower in accordance with Section 4.5(xv), of not less than (x) $1,500,000 through the date Borrower achieves the Debt to Revenue Milestone; and (y) $750,000 at all times thereafter.

As used herein, “Debt to Revenue Milestone” means Lender has received evidence satisfactory to Lender that the ratio of Borrower’s total indebtedness to Recurring Revenue, measured as of the end of the immediately preceding month, is less than 0.75 to 1.00.”

3.8                               Exhibit B to the Agreement hereby is replaced with Exhibit B attached hereto.

4.                                      No course of dealing on the part of Lender or its officers, nor any failure or delay in the exercise of any right by Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right.  Lender’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Lender thereafter to demand strict compliance and performance.  Any suspension or waiver of a right must be in writing signed by an officer of Lender.

5.                                      Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lender under the Agreement, as in effect prior to the date hereof.

6.                                      Borrower represents and warrants that the Representations and Warranties contained in Article 3 of the Agreement are true and correct as of the date of this Amendment, and that no Event of Default, other than the Existing Events of Default, has occurred and is continuing.

7.                                      Release by Borrower.

7.1                               FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Lender and its present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Amendment (collectively “Released Claims”).  Without limiting the foregoing, the Released Claims shall include any and all liabilities or claims arising out of or in any manner whatsoever connected with or related to the Loan Documents, the Recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing.

7.2                               By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever.  Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Lender with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.

7.3                               This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release.  Borrower acknowledges that the release contained herein constitutes a material inducement to Lender to enter into this Amendment, and that Lender would not have done so but for Lender’s expectation that such release is valid and enforceable in all events.

7.4                               Borrower hereby represents and warrants to Lender, and Lender is relying thereon, as follows:

(a)                                 Except as expressly stated in this Amendment, neither Lender, nor any agent, employee or representative of Lender has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Amendment.

(b)                                 Borrower has made such investigation of the facts pertaining to this Amendment and all of the matters appertaining thereto, as it deems necessary.

(c)                                  The terms of this Amendment are contractual and not a mere recital.

(d)                                 This Amendment has been carefully read by Borrower, the contents hereof are known and understood by Borrower, and this Amendment is signed freely, and without duress, by Borrower.

(e)                                  Borrower represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released.  Borrower shall indemnify Lender, defend and hold them harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein.

8.                                      As a condition to the effectiveness of this Amendment, Lender shall have received, in form and substance satisfactory to Lender, the following:

(a)                                 this Amendment, duly executed by Borrower;

(b)                                 a corporate borrowing certificate for Borrower, in the form attached hereto;

(c)                                  payment of an amendment fee equal to $15,000, which shall be non-refundable;

(d)                                 all reasonable expenses incurred by Lender and its Affiliates, in connection with the preparation, negotiation, execution, delivery and administration of this Amendment; and

(e)                                  such other documents, and completion of such other matters, as Lender may reasonably deem necessary or appropriate.

9.                                      This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

SHOTSPOTTER, INC., a Delaware corporation

By:	/s/ Ralph Clark

Title:	President & CEO

ORIX GROWTH CAPITAL, LLC (f/k/a ORIX VENTURES, LLC), a Delaware limited liability company

By:	/s/ Jeffrey Bede

Title:	Managing Director and Co-Head

[Signature Page to Default Waiver, Consent and First Amendment to Loan and Security Agreement]

EXHIBIT B

COMPLIANCE CERTIFICATE

Please send all Required Reporting to:	ORIX Corporate Capital Inc. 1717 Main St., Suite 1100	with a copy to:	ORIX USA Corporation, 1717 Main St., Suite 1100
	Dallas, TX 75201		Dallas, TX 75201
	Fax: (469) 385-1353		Fax: (214) 461-8271
FROM: SHOTSPOTTER, INC. (“Borrower”)

The undersigned authorized Officer of SHOTSPOTTER, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Lender (the “Agreement”), (i) Borrower is in complete compliance for the period ending                                                        with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 3.11, except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof (provided, that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date).  Attached herewith are the required documents supporting the above certification.  The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” or “Applicable” column.

REPORTING COVENANTS	REQUIRED	COMPLIES

Company Prepared Monthly F/S	Monthly, within 30 days	YES	NO
Recurring Revenue Report	Monthly, within 30 days; with each request for a Tranche B Term Loan	YES	NO
Company Prepared Quarterly F/S	Quarterly, within 45 days	YES	NO
Compliance Certificate	Monthly, within 30 days	YES	NO
CPA Audited, Unqualified F/S	Annually, within 180 days of FYE	YES	NO
Annual Budget (incl Financial Projections)	Annually, by January 31	YES	NO
Intellectual Property Report	Monthly, within 30 days	YES	NO
If Public:
10-Q	Quarterly, within 5 days of SEC filing (50 days)	YES	NO
10-K	Annually, within 5 days of SEC filing (95 days)	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES

TO BE TESTED MONTHLY, UNLESS OTHERWISE NOTED:

Minimum Recurring Revenue (tested quarterly)	[See attached Annex I]	$	YES	NO
Minimum Cash	$1,500,000 through the date Borrower achieves the Debt to Revenue Milestone; $750,000 thereafter	$	YES	NO

Please Enter Below Comments Regarding Violations:

The Officer further acknowledges that at any time Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Very truly yours,

Authorized Signer
Name:

Title:

Annex I

to Compliance Certificate

[Minimum Annualized Recurring Revenue]

Period Ending	Minimum Recurring Revenue
September 30, 2015	$8,695,000
December 31, 2015	$9,532,000
March 31, 2016	$10,256,000
June 30, 2016	$11,219,000
September 30, 2016	$11,855,000
December 31, 2016	$12,369,000
March 31, 2017	$13,187,000
June 30, 2017	$13,960,000
September 30, 2017	$14,595,000
December 31, 2017	$15,185,000

Thereafter, Borrower’s annualized quarterly Recurring Revenue shall not be less than the greater of (x) 80% of Borrower’s Board-approved plan (for projected Recurring Revenue), to be provided by Borrower to Lender in accordance with Section 5(h), above, or (y) $15,185,000.

CORPORATE BORROWING CERTIFICATE

BORROWER: SHOTSPOTTER, INC.	DATE: August , 2016
LENDER: ORIX GROWTH CAPITAL, LLC

I hereby certify as follows, as of the date set forth above:

1.  I am the Secretary, Assistant Secretary or other officer of Borrower.   My title is as set forth below.

2.  Borrower’s exact legal name is set forth above.  Borrower is a corporation existing under the laws of the State of Delaware.

3.  Attached hereto are true, correct and complete copies of Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above.  Such Certificate of Incorporation have not been amended, annulled, rescinded, revoked or supplemented, and remain in full force and effect as of the date hereof.

4.  The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action).  Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Lender may rely on them until Lender receives written notice of revocation from Borrower.

RESOLVED, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories

☐

☐

☐

☐

RESOLVED FURTHER, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

RESOLVED FURTHER, that such individuals may, on behalf of Borrower:

Borrow Money.  Borrow money from ORIX GROWTH CAPITAL, LLC (“Lender”).

Execute Loan Documents.  Execute any loan documents Lender requires.

Grant Security.  Grant Lender a security interest in any of Borrower’s assets.

Negotiate Items.  Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Issue Warrants.  Issue warrants for Borrower’s capital stock.

Further Acts.  Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrower’s right to a jury trial) they believe to be necessary to effectuate such resolutions.

RESOLVED FURTHER, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

5.  The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

SHOTSPOTTER, INC.

By:
Name:
Title:

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the                                         of Borrower, hereby certify as to paragraphs 1 through 5 above, as of the date set forth above.

[print title]

By:
Name:
Title:

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Second Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of March 28, 2017, by and between ORIX GROWTH CAPITAL, LLC (f/k/a ORIX VENTURES, LLC, “Lender”) and SHOTSPOTTER INC. (“Borrower”).

RECITALS

A                                       Borrower and Lender are parties to that certain Loan and Security Agreement dated as of September 25, 2015 (as amended from time to time, including by that certain Default Waiver, Consent and First Amendment to Loan and Security Agreement dated as of August 8, 2016 and that certain Forbearance to Loan and Security Agreement dated as of December 8, 2016, collectively, the “Agreement”).  The parties desire to amend the Agreement in accordance with the terms of this Amendment.

B                                       Borrower has requested that Lender (i) increase the credit availability under the Agreement and (ii) make certain other revisions to the Agreement as more fully set forth herein.  Lender has agreed to such consent and revisions, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

NOW, THEREFORE, the parties agree as follows:

1.                                      Amendments.

1.1                               The following defined terms hereby are added to Section 7 of the Agreement, or amended and restated, as follows:

“Second Amendment Closing Date” means March 28, 2017.

“Warrant” means, collectively, (i) that certain Warrant to Purchase Stock dated of even date herewith, issued by Borrower in favor of ORIX Finance Equity Investors, LP, a Delaware limited partnership and (ii) that certain Warrant to Purchase Stock dated as of the Second Amendment Closing Date, issued by Borrower in favor of ORIX Finance Equity Investors, LP, a Delaware limited partnership.

1.2                               Section 1 of the Schedule hereby is amended and restated in its entirety to read as follows:

“1.                                LOAN AMOUNT (Section 1.1):

(1)                                 Amount. The Loan shall consist of an initial Term Loan in the original principal amount of $12,000,000 (the “Term A Loan”), a second Term Loan in the original principal amount up to $1,500,000 (the “Term B Loan”) and, if Borrower achieves the Funding Milestone on or prior to September 30, 2017, a third Term Loan in the original principal amount up to $1,500,000 (the “Term C Loan”, and together with the Term A Loan and the Term B Loan, the “Term Loans”) as follows.  (“Loan” or “Loans” as used in the Agreement means, collectively, the Term Loans.)

(2)                                       Disbursements.  Subject to the terms and conditions in this Agreement, (a) the Term A Loan was disbursed to Borrower prior to the Second Amendment Closing Date, (b) the Term B Loan shall be disbursed on the Second Amendment Closing Date and (c) if Borrower has achieved the Funding Milestone as of any date the Term C Loan is requested to be disbursed, the Term C Loan shall be disbursed on or before September 30, 2017.  Except for a disbursement of the entire unused balance of the Term C Loan, each disbursement shall be in an amount equal to $500,000 or a whole multiple of $100,000 in excess thereof.  Requests for a disbursement of the Term C Loan shall be made by Borrower to Lender in writing at least three Business Days before the date the disbursement is to be made. Disbursements of the Term C Loan shall not be made after September 30, 2017.  No portion of the Term Loans may be reborrowed after being repaid.

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As used herein, “Funding Milestone” means, as of any date of determination, Borrower’s Total Funded Debt is less than or equal to 75% of its Recurring Revenue, annualized for the preceding 3 months, as determined by Lender on the basis of Borrower’s most recent financial statements and Recurring Revenue Reports provided by Borrower to Lender pursuant to Section 5 of the Schedule.  As used herein, “Total Funded Debt” means, at any date of measurement, the outstanding aggregate amount of Indebtedness owing to any Person (including pro forma amounts funded under the Term C Loan).

As used herein, “Recurring Revenue” means GAAP revenue of Borrower recognized during the measurement period from subscription licenses and maintenance support contracts, less subscription or support revenue from any customer that (i) has elected to cancel or not renew its license or maintenance contract, (ii) goes out of business or is insolvent, or (iii) has a receivable aged more than 120 days, unless otherwise approved by Lender on a case by case basis, at Lender’s sole discretion; for sake of clarity, professional services, including but not limited to upfront setup fees, shall not be considered “Recurring Revenue.”

(3)                                 Principal Payments.  Commencing on November 1, 2017 and continuing on the first Business Day of each calendar month until the Maturity Date, the entire unpaid principal balance of the Loan outstanding as of November 1, 2017 (the “Principal Commencement Date”) shall be repaid in principal installments in an amount equal to the aggregate principal amount of the Loan outstanding on the Principal Commencement Date divided by thirty-six (36).  The entire unpaid principal balance of the Loan plus any and all accrued and unpaid interest shall be paid on the Maturity Date.”

1.3                               New Section 3.(d) hereby is added to the Schedule to read as follows:

“(d)                           Second Amendment Closing Fee.  A closing fee of $30,000 shall be due and payable on the Second Amendment Closing Date.”

1.4                               Section 5(b) of the Schedule hereby is amended and restated in its entirety to read as follows:

“(b) Recurring Revenue report, within thirty (30) days after the end of each month and with each request for a Term C Loan;

1.5                               Section 6. of the Schedule hereby is amended and restated in its entirety to read as follows:

“6.                                FINANCIAL COVENANTS (SECTION 4.8).

Borrower shall comply with the following financial covenants (the “Financial Covenants”).  Compliance shall be measured monthly, except as may be otherwise provided below.

(a)                                 Minimum Recurring Revenue:                    Borrower’s Recurring Revenue, annualized for the preceding 3 months, shall be not less than the following amounts, for the respective measuring periods set forth below:

Period Ending	Minimum Recurring Revenue
March 31, 2017	$16,500,000
June 30, 2017	$17,500,000
September 30, 2017	$18,500,000
December 31, 2017	$20,000,000

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Thereafter, Borrower’s annualized quarterly Recurring Revenue shall not be less than the greater of (x) 80% of Borrower’s Board-approved plan (for projected Recurring Revenue), to be provided by Borrower to Lender in accordance with Section 5(h), above, or (y) $20,000,000.

(b)                                 Minimum Cash:     Borrower shall, at all times, have unrestricted cash in domestic Deposit Accounts, in Borrower’s sole name, that are maintained by Borrower in accordance with Section 4.5(xv), of not less than (x) $1,000,000, from the Second Amendment Closing Date through September 29, 2017; and (y) $1,500,000 at all times thereafter.”

1.6                               Exhibit B to the Agreement hereby is replaced with Exhibit B attached hereto.

2.                                      No course of dealing on the part of Lender or its officers, nor any failure or delay in the exercise of any right by Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right.  Lender’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Lender thereafter to demand strict compliance and performance.  Any suspension or waiver of a right must be in writing signed by an officer of Lender.

3.                                      Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lender under the Agreement, as in effect prior to the date hereof.

4.                                      Borrower represents and warrants that the Representations and Warranties contained in Article 3 of the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

7.                                      As a condition to the effectiveness of this Amendment, Lender shall have received, in form and substance satisfactory to Lender, the following:

(a)                                 this Amendment, duly executed by Borrower;

(b)                                 a Warrant to Purchase Stock, duly executed by Borrower;

(c)                                  a corporate borrowing certificate for Borrower, in the form attached hereto;

(d)                                 payment of a closing fee of $30,000 in accordance with Section 3.(d) of the Schedule (as amended herein), which shall be non-refundable;

(e)                                  all reasonable expenses incurred by Lender and its Affiliates, in connection with the preparation, negotiation, execution, delivery and administration of this Amendment; and

(f)                                   such other documents, and completion of such other matters, as Lender may reasonably deem necessary or appropriate.

5.                                      This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

SHOTSPOTTER, INC., a Delaware corporation

By:	/s/ Alan R. Stewart

Title:	CFO

ORIX GROWTH CAPITAL, LLC (f/k/a ORIX VENTURES, LLC), a Delaware limited liability company

By:	/s/ Mark Campbell

Title:	Authorized Representative

[Signature Page to Second Amendment to Loan and Security Agreement]

EXHIBIT B

COMPLIANCE CERTIFICATE

Please send all Required Reporting to:	ORIX Corporate Capital Inc. with a copy to: 1717 Main St., Suite 1100 Dallas, TX 75201 Fax: (469) 385-1353	ORIX USA Corporation, 1717 Main St., Suite 1100 Dallas, TX 75201 Fax: (214) 461-8271

FROM:                             SHOTSPOTTER, INC. (“Borrower”)

The undersigned authorized Officer of SHOTSPOTTER, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Lender (the “Agreement”), (i) Borrower is in complete compliance for the period ending                                           with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 3.11, except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof (provided, that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date).  Attached herewith are the required documents supporting the above certification.  The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” or “Applicable” column.

REPORTING COVENANTS	REQUIRED	COMPLIES
Company Prepared Monthly F/S	Monthly, within 30 days	YES	NO
Recurring Revenue Report	Monthly, within 30 days; with each request for a Term C Loan	YES	NO
Company Prepared Quarterly F/S	Quarterly, within 45 days	YES	NO
Compliance Certificate	Monthly, within 30 days	YES	NO
CPA Audited, Unqualified F/S	Annually, within 180 days of FYE	YES	NO
Annual Budget (incl Financial Projections)	Annually, by January 31	YES	NO
Intellectual Property Report	Monthly, within 30 days	YES	NO
If Public:
10-Q	Quarterly, within 5 days of SEC filing (50 days)	YES	NO
10-K	Annually, within 5 days of SEC filing (95 days)	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES
TO BE TESTED MONTHLY, UNLESS OTHERWISE NOTED:

Minimum Recurring Revenue (tested quarterly)	[See attached Annex I]	$	YES	NO
Minimum Cash	$1,000,000 through 9/29/17; $1,500,000 thereafter	$	YES	NO

Please Enter Below Comments Regarding Violations:

The Officer further acknowledges that at any time Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Very truly yours,

Authorized Signer

Name:

Title:

Annex I

to Compliance Certificate

[Minimum Annualized Recurring Revenue]

Period Ending	Minimum Recurring Revenue*
March 31, 2017	$16,500,000
June 30, 2017	$17,500,000
September 30, 2017	$18,500,000
December 31, 2017	$20,000,000

Thereafter, Borrower’s annualized quarterly Recurring Revenue shall not be less than the greater of (x) 80% of Borrower’s Board-approved plan (for projected Recurring Revenue), to be provided by Borrower to Lender in accordance with Section 5(h), above, or (y) $20,000,000.

*annualized for the preceding 3 months

CORPORATE BORROWING CERTIFICATE

BORROWER:  SHOTSPOTTER, INC.                                                                                                                                                                                                                       DATE:  March   , 2017

LENDER:                    ORIX GROWTH CAPITAL, LLC

I hereby certify as follows, as of the date set forth above:

1.  I am the Secretary, Assistant Secretary or other officer of Borrower.   My title is as set forth below.

2.  Borrower’s exact legal name is set forth above.  Borrower is a corporation existing under the laws of the State of Delaware.

3.  Attached hereto are true, correct and complete copies of Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above.  Such Certificate of Incorporation have not been amended, annulled, rescinded, revoked or supplemented, and remain in full force and effect as of the date hereof.

4.  The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action).  Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Lender may rely on them until Lender receives written notice of revocation from Borrower.

RESOLVED, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories

☐

☐

☐

☐

RESOLVED FURTHER, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

RESOLVED FURTHER, that such individuals may, on behalf of Borrower:

Borrow Money.  Borrow money from ORIX GROWTH CAPITAL, LLC (“Lender”).

Execute Loan Documents.  Execute any loan documents Lender requires.

Grant Security.  Grant Lender a security interest in any of Borrower’s assets.

Negotiate Items.  Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Issue Warrants.  Issue warrants for Borrower’s capital stock.

Further Acts.  Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrower’s right to a jury trial) they believe to be necessary to effectuate such resolutions.

RESOLVED FURTHER, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

5.  The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

SHOTSPOTTER, INC.

By:
Name:
Title:

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the                                            of Borrower, hereby certify as to paragraphs 1 through 5 above, as

                                    [print title]

of the date set forth above.

By:
Name:
Title: